Exhibit 10.9

FORM OF MASTER REORGANIZATION AGREEMENT

This Master Reorganization Agreement (this “Agreement”), dated as of [•], 2014, is entered into by and among Rice Energy Limited Partnership, a Delaware limited partnership (“RELP”), RELP Sub, LLC, a Delaware limited liability company (“RELP Sub”), NGP RE Holdings, L.L.C., a Delaware limited liability company (“NGP I”), NGP RE Holdings II, L.L.C., a Delaware limited liability company (“NGP II”), Daniel J. Rice III (“DRIII”), Rice Drilling B LLC, a Delaware limited liability company (“RDB”), Rice Merger LLC, a Delaware limited liability company (“Merger Sub”), Rice Energy Appalachia, LLC, a Delaware limited liability company (“REA”), each of the persons holding incentive units representing interests in REA (collectively, the “Incentive Unitholders”), Rice Energy Inc., a Delaware corporation (“Rice Energy”), Rice Energy Holdings LLC, a Delaware limited liability company (“Rice Holdings”), and NGP Rice Holdings LLC, a Delaware limited liability company (“NGP Holdings” and, together with RELP, RELP Sub, NGP I, NGP II, DRIII, RBD, Merger Sub, REA, the Incentive Unit Holders, Rice Energy and Rice Holdings, collectively, the “Parties”).

RECITALS

WHEREAS, RDB formed Rice Energy as a wholly owned subsidiary and, in connection therewith, contributed a note receivable in the amount of $10 to Rice Energy in exchange for 1,000 shares of common stock of Rice Energy, par value $0.01 per share (the “Common Stock”);

WHEREAS, REA formed Merger Sub and, in connection therewith, contributed $10 to Merger Sub in exchange for a 100% limited liability company interest therein;

WHEREAS, RELP formed RELP Sub and, in connection therewith, contributed $10 to RELP Sub in exchange for a 100% limited liability company interest therein;

WHEREAS, in anticipation of, and prior to the completion of, an initial public offering of Common Stock (the “Offering”) pursuant to, and as more fully described in, a registration statement filed with the U.S. Securities and Exchange Commission, Registration No. 333-192894 (the “Registration Statement”), certain restructuring transactions have been or will be undertaken, as more fully described in the Registration Statement (the “Reorganization”);

WHEREAS, in connection with the Offering and the Reorganization, the Parties desire to, among other things, (a) establish the economic terms of the Reorganization, and (b) enter into certain agreements to effectuate the foregoing.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows, and further agree that the actions set forth in Article II shall be deemed to have been taken and become effective in the order set forth therein.

ARTICLE I

DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“Applicable Portion of REA Shares” means, with respect to any Incentive Unitholder, an amount of shares of Common Stock equal to the quotient obtained by dividing (a) the product of (i) the dollar amount that such Incentive Unitholder would receive in respect of its New Incentive Units or Legacy Incentive Units, as applicable, if a distribution of Distributable Funds (as defined in the REA LLC Agreement) in an amount equal to the REA Value was distributed pursuant to Section 4.3 of the REA LLC Agreement, multiplied by (ii) in the case of Legacy Incentive Units, [4.095]%, and, in the case of New Incentive Units, [0.128]%, by (b) the IPO Price.

“Effective Time” means 12:01 a.m. Central Standard Time on the date of the closing of the Offering.

“IPO Price” means the initial public offering price of Common Stock in the Offering.

“Legacy Incentive Units” means the Legacy Tier I Units, Legacy Tier II Units or Legacy Tier III Units (as each term is defined in the REA LLC Agreement).

“Merger Agreement” means the Agreement and Plan of Merger among Rice Energy, RDB and Merger Sub, a Delaware limited liability company in the form attached hereto as Schedule A.

“New Incentive Units” means New Tier I Units, New Tier II Units, New Tier III Units or New Tier IV Units (as each term is defined in the REA LLC Agreement).

“NGP Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of NGP Holdings, in the form attached hereto as Schedule B.

“REA Equity” means interests held in REA.

“REA LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of REA, dated April 18, 2013.

“REA Value” means the dollar amount equal to the product of (a) the REA Shares (as defined in the Merger Agreement), multiplied by (b) the IPO Price.

“Rice Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Rice Holdings, in the form attached hereto as Schedule C.

ARTICLE II

CONTRIBUTIONS AND ACKNOWLEDGEMENTS

Section 2.1. Sale of Rice Energy to REA. Effective immediately following the Effective Time, RDB hereby sells to REA all of the outstanding equity interests in Rice Energy in exchange for $10.

Section 2.2. First REA Interest Contribution. Effective immediately following the consummation of the transactions described in Sections 2.1:

(a) each of the Incentive Unitholders (i) who holds any New Incentive Units hereby contributes, transfers, assigns and delivers [99.872]% of such Incentive Unitholder’s right, title and interest in such New Incentive Units to NGP Holdings and (ii) who holds any Legacy Incentive Units hereby contributes, transfers, assigns and delivers [66.409]% of such Incentive Unitholder’s right, title and interest in such Legacy Incentive Units to Rice Holdings and [29.497]% of such Incentive Unitholder’s right, title and interest in such Legacy Incentive Units to NGP Holdings; and, in exchange for the foregoing contributions, transfers, assignments and deliveries, each Incentive Unitholder hereby is issued (x) equity in Rice Holdings in the amount set forth opposite such Incentive Unitholder’s name on Exhibit A to the Rice Holdings LLC Agreement in the column entitled “Equity of the Company held as of the Effective Date” and (y) and equity in NGP Holdings in the amount set forth opposite such Incentive Unitholder’s name on Exhibit A to the NGP Holdings LLC Agreement in the columns entitled “Equity of the Company held as of the Effective Date,” respectively;

(b) RELP hereby contributes, transfers, assigns and delivers all of the right, title and interest in the REA Equity held by it to Rice Holdings, and in exchange for such contribution, transfer, assignment and delivery, RELP hereby is issued equity in Rice Holdings in the amount set forth opposite RELP’s name on Exhibit A to the Rice Holdings LLC Agreement in the column entitled “Equity of the Company held as of the Effective Date;”

(c) each of NGP I and NGP II hereby contributes, transfers, assigns and delivers all of the right, title and interest in the REA Equity held by such person to NGP Holdings, and in exchange for such contribution, transfer, assignment and delivery, NGP Holdings hereby issues to each of NGP I and NGP II equity in NGP Holdings in the amount set forth opposite its respective name on Exhibit A to the NGP Holdings LLC Agreement in the column entitled “Equity of the Company held as of the Effective Date;”

(d) each of Rice Holdings and NGP Holdings hereby accepts, acquires, assumes and receives the contributions, transfers, assignments and deliveries made to it pursuant to this Section 2.3 as a contribution to its respective capital;

(e) RELP, as sole member of Rice Holdings, hereby enters into the Rice Holdings LLC Agreement; and

(f) NGP I, as sole member of NGP Holdings, hereby enters into the NGP Holdings LLC Agreement.

Section 2.3. Second REA Interest Contribution. Effective immediately following the effectiveness of the transactions contemplated by Section 2.3:

(a) each of NGP Holdings and Rice Holdings hereby contributes, transfers, assigns and delivers all of the right, title and interest in the REA Equity held by such person to Rice Energy, and in exchange for such contribution, transfer, assignment and delivery Rice Energy hereby issues Common Stock to each of NGP Holdings and Rice Holdings in an amount equal to [50.37]% and [46.71]%, respectively, of the REA Shares (as defined in the Merger Agreement);

(b) each of the Incentive Unitholders hereby contributes, transfers, assigns and delivers all of such Incentive Unitholder’s right, title and interest in their remaining New Incentive Units to Rice Energy and in exchange for such contribution, transfer, assignment and delivery Rice Energy hereby issues Common Stock to such Incentive Unitholder in an amount equal to such Incentive Unitholder’s Applicable Portion of REA Shares with respect to such New Incentive Units;

(c) each of the Incentive Unitholders hereby contributes, transfers, assigns and delivers all of such Incentive Unitholder’s right, title and interest in their remaining Legacy Incentive Units to Rice Energy and in exchange for such contribution, transfer, assignment and delivery Rice Energy hereby issues Common Stock to such Incentive Unitholder in an amount equal to such Incentive Unitholder’s Applicable Portion of REA Shares with respect to such Legacy Incentive Units;

(d) DRIII shall contribute, transfer, assign and deliver all of his right, title and interest in the REA Equity to Rice Energy and in exchange for such contribution, transfer, assignment and delivery Rice Energy hereby issues Common Stock to DRIII in an amount equal to the REA Shares less the shares of Common Stock received by NGP Holdings, Rice Holdings and the Incentive Unitholders pursuant to Sections 2.4(a), (b), and (c); and

(e) Rice Energy hereby accepts, acquires, assumes and receives the contributions, transfers, assignments and deliveries made to it pursuant to this Section 2.4 as a contribution to its capital.

Section 2.4. Amended and Restated Limited Liability Company Agreement of REA. Effective immediately following the transactions described in Section 2.3 and Section 2.4, Rice Energy, as sole member of REA, shall enter into a Second Amended and Restated Limited Liability Company Agreement of REA (the “A&R REA LLC Agreement”).

Section 2.5. Merger of RDB and Merger Sub. Following the effectiveness of the transactions contemplated by Section 2.4, Merger Sub shall merge with and into RDB (with RBD as the surviving company) in accordance with the Merger Agreement. Following the effectiveness of the merger in the preceding sentence, for the avoidance of doubt, REA may make any amendments, amendments and restatements or other modifications to the limited liability company agreement of RBD as REA desires in its sole discretion.

ARTICLE III

FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional, assignments, conveyances, instruments, notices and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE IV

REPRESENTATIONS

Each of the Parties hereby represents and warrants to each other Party:

(a) that the execution, delivery and performance by such Party of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with or violate the certificate of incorporation, bylaws, certificate of formation, operating agreement or similar organizational document of such Party, as in effect on the date hereof (ii) conflict with or violate any law applicable to such Party, or (iii) result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, require any consent of or notice to any person pursuant to, give to others any right of termination, amendment, modification, acceleration or cancellation of, allow the imposition of any fees or penalties, require the offering or making of any payment or redemption, give rise to any increased, guaranteed, accelerated or additional rights or entitlements of any person or otherwise adversely affect any rights of such Party under or pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise, instrument, obligation or other contract to which such Party is a party or by which such Party or its assets may be bound or affected; and

(b) that such Party owns all interests contributed hereby free and clear of all liens, encumbrances, security interests, equities, charges or claims.

ARTICLE V

TAXES

Section 5.1. Tax Treatment. Unless required to do so as a result of a final determination (as defined in Section 1313 of the Internal Revenue Code of 1986, as amended (the “Code”)), each of Rice Holdings, NGP Holdings, DRIII and each Incentive Unitholder (each a “PublicCo Contributor,” and collectively, the “PublicCo Contributors”) and Rice Energy agrees that it will not make any tax filing or otherwise take any position inconsistent with the qualification of the transactions described in Section 2.4 (the “Second REA Interest Contribution”) and the Offering (collectively, the “Transactions”) as a transaction described in Section 351 of the Code. The U.S. federal income tax treatment of the Transactions described in the preceding sentence is referred to herein as the “Tax Treatment.” If any Party becomes aware of any audit, inquiry, litigation or other proceeding relevant to the Tax Treatment, such person shall promptly notify the other Parties of such proceeding, and all Parties shall use reasonable efforts to cooperate with respect to such proceeding.

Section 5.2. Tax Warranties by PublicCo Contributors. Each PublicCo Contributor represents and warrants to all other PublicCo Contributors that the statements as set forth below, solely as they relate to the Tax Treatment, are true, correct and complete as of the date hereof and as of the effective time of the Transactions with respect to such PublicCo Contributor:

(a) Such PublicCo Contributor does not have any current plan, intention, agreement, arrangement or understanding, and has not engaged in any material negotiations, related to:

(i) engaging in the Transactions, other than pursuant to this Agreement, any agreements referenced herein and the Registration Statement,

(ii) selling, exchanging, hedging, constructively selling or otherwise disposing of the Common Stock to be received by such PublicCo Contributor pursuant to the Second REA Interest Contribution, except as contemplated by this Agreement and the Registration Statement, with respect to the distribution of Common Stock by Rice Holdings to its members, or with respect to any Contributor Pledge (as defined below),

(iii) acquiring or retaining any rights in the REA Equity contributed to Rice Energy pursuant to this Agreement,

(iv) allowing any person other than such PublicCo Contributor to exercise control over the voting of the Common Stock received by such PublicCo Contributor in connection with the Second REA Interest Contribution, except, with respect to Rice Holdings and NGP Holdings, the stockholder’s agreement between such Parties and Rice Energy and Alpha Natural Resources, Inc. with respect to the nomination of directors for Rice Energy’s board of directors (the “Stockholders’ Agreement”),

(v) placing any Common Stock to be issued to such PublicCo Contributor in escrow or issuing such Common Stock after the completion of the Transactions under a conditional or contingent stock or similar arrangement,

(vi) creating, extinguishing or modifying any indebtedness between such PublicCo Contributor and Rice Energy or REA or RDB as a result of the Transactions, except for any de minimis advances made in connection with joint operations and the development of wells, or

(vii) issuing Common Stock to such PublicCo Contributor other than solely for the REA Equity contributed by such PublicCo Contributor to Rice Energy in connection with the Second REA Interest Contribution;

(b) To the extent such PublicCo Contributor is subject to a lock-up letter agreement (the “Lock-Up Agreement”) pursuant to the Underwriting Agreement among Rice Energy, NGP Holdings and the underwriters named therein, such PublicCo Contributor does not have any current plan, intention, agreement, arrangement or understanding to request, and has not engaged in material negotiations with respect to, a release or waiver of any of the restrictions set forth in the Lock-Up Agreement with respect to such PublicCo Contributor, except to the extent any such PublicCo Contributor will pledge a portion of its Common Stock (a “Contributor Pledge”) under an agreement that: (i) will be subject to the provisions of Article of the Uniform Commercial Code, relating to security interests, (ii) will provide that, unless a default occurs, such PublicCo Contributor alone will have voting rights with respect to the pledged stock and all cash dividends (other than liquidating dividends) lawfully declared and paid by Rice Energy will be received by and belong to such PublicCo Contributor, (iii) will have as its purpose the collateralization of adequately collateralized indebtedness of such PublicCo Contributor to which such agreement relates, and (iv) will not have a purpose of effecting a transfer of the Common Stock through a prearranged plan to default under the terms of such agreement;

(c) The aggregate fair market value of the REA Equity to be contributed by such PublicCo Contributor to Rice Energy in connection with the Second REA Interest Contribution exceeds the sum of any liabilities that will be assumed or deemed to be assumed by Rice Energy for U.S. federal income tax purposes with respect to such REA Equity, including any expenses paid by Rice Energy on behalf of such PublicCo Contributor in connection with the Transactions;

(d) Such PublicCo Contributor is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Section 368(a)(3)(A) of the Code);

(e) To such PublicCo Contributor’s knowledge, the Transactions will occur pursuant to and in accordance with the terms of this Agreement, any agreements referenced herein and the Registration Statement; and

(f) If such PublicCo Contributor is an entity, to such PublicCo Contributor’s knowledge, no direct or indirect member, partner or owner of such PublicCo Contributor has any current plan, intention, agreement, arrangement or understanding to sell, exchange, hedge, constructively sell or otherwise dispose of its direct or indirect interests in such PublicCo Contributor.

Section 5.3. Tax Warranties by Rice Energy. Rice Energy represents and warrants to the PublicCo Contributors that the statements as set forth below, solely as they relate to the Tax Treatment, are true, correct and complete as of the date hereof and as of the effective time of the Transactions:

(a) To Rice Energy’s knowledge, there is no agreement, arrangement or understanding relating to rights or obligations to vote its Common Stock, except the Stockholders’ Agreement;

(b) There is no current plan, intention, agreement, arrangement or understanding for: (i) Rice Energy to issue any shares of Common Stock or other interests in its equity other than Common Stock issued pursuant to the Transactions; (ii) Rice Energy, or to Rice

Energy’s knowledge, REA or RDB, to dispose of the REA Equity or any assets held by REA or RDB or any of their respective subsidiaries other than in the ordinary course of business (including to fund the acquisition of additional oil and gas properties); (iii) Rice Energy or, to Rice Energy’s knowledge, REA, RDB or any other person affiliated with Rice Energy to redeem or otherwise reacquire any Common Stock to be issued in connection with the Transactions; or (iv) Rice Energy or, to Rice Energy’s knowledge, any underwriter to release or waive any of the restrictions set forth in the Lock-Up Agreements, except with respect to any Contributor Pledge that, to Rice Energy’s knowledge, satisfies the requirements described in Section 5.2(b);

(c) Rice Energy has not engaged in any material negotiations with respect to any release or waiver of any of the restrictions set forth in the Lock-Up Agreements, except with respect to any Contributor Pledge;

(d) To Rice Energy’s knowledge, there is no current plan, intention, agreement, arrangement or understanding for any person to exercise any Rice Energy stock rights, warrants or subscriptions with respect to Common Stock other than pursuant to the Transactions;

(e) The Common Stock to be issued to each PublicCo Contributor as described in Section 2.4 of this Agreement will be issued and paid in exchange for solely the REA Equity contributed by such PublicCo Contributor to Rice Energy in connection with the Transactions;

(f) There is no indebtedness between any PublicCo Contributor and either Rice Energy or, to Rice Energy’s knowledge, REA or RDB, and there will be no such indebtedness created in favor of any PublicCo Contributor as a result of the Transactions, except for any de minimis advances made in connection with joint operations and the development of wells;

(g) Rice Energy has no stock issued or outstanding other than the Common Stock;

(h) To Rice Energy’s knowledge, there are no agreements, arrangements or understandings between or among any of the Parties relating to the Transactions, including any agreement to place any Common Stock to be issued to such PublicCo Contributor in escrow or to issue such Common Stock after the completion of the Transactions under a conditional or contingent stock or similar arrangement, other than this Agreement, any agreements referenced herein and the Registration Statement;

(i) Rice Energy is not an investment company within the meaning of Section 351(e)(1) of the Code and Treasury Regulation §1.351-1(c)(1)(ii); and

(j) To Rice Energy’s knowledge, the Transactions will occur pursuant to and in accordance with the terms of this Agreement, any agreements referenced herein and the Registration Statement.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Release. Effective as of the Effective Date, each of the Parties, on behalf of himself (or herself or itself) and his (or her or its assigns), heirs, beneficiaries, representatives, agents and affiliates (the “Releasing Parties”), hereby fully and finally releases, acquits and forever discharges each of the other Parties and each of their respective present and former officers, directors, employees, agents, predecessors, successors, assigns, insurers and attorneys (the “Released Parties”) from any and all claims, causes of action, liabilities, losses, costs, damages, penalties, charges, expenses and all other forms of liability or obligation whatsoever, in law or equity, whether asserted or unasserted, known or unknown, foreseen or unforeseen (“Claims”), arising prior to the Effective Date and relating to such Releasing Party’s ownership of equity of REA prior to the Effective Date, (collectively, the “Released Claims”); provided, however, that the Released Claims shall exclude any Claims arising from or relating to or in connection with (a) rights or obligations under this Agreement and (b) any claim or right to indemnification or advancement of expenses under the REA LLC Agreement as in effective prior to the Effective Date. Each Releasing Party expressly acknowledges that the release contained herein applies to all Released Claims, whether such Released Claims are known or unknown, and include Released Claims that if known by the releasing party might materially affect its decision to effect the settlement contained herein. Each Releasing Party has considered and taken into account the possible existence of such Released Claims in determining to execute and deliver this Agreement. Without limiting the generality of the foregoing, solely with respect to the Released Claims, each Releasing Party expressly waives any and all rights conferred upon it by any statute or rule of law that provides that a release does not extend to claims that the Releasing Party does not know or suspect to exist in its favor at the time of executing the release, which if known by the Releasing Party would have materially affected the Releasing Party’s settlement with the Released Parties. This Agreement constitutes a complete defense of any and all Released Claims. Each Releasing Party further agrees not to initiate any litigation, lawsuit, claim or action against any Released Party with respect to any Released Claim, except that the Releasing Party shall not be limited hereby from responding to, joining, prosecuting or being involved in any litigation, lawsuit, claim or action brought against such Releasing Party in respect of a Released Claim, nor from adjudicating whether or not a Claim constitutes a Released Claim.

Section 6.2. Tax Indemnification. From and after the Effective Time, each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless each other Party and such other Party’s affiliates, and its and its affiliates’ respective directors, officers, managers, members, partners, stockholders, employees, agents and representatives, as applicable (the “Indemnitees”), from any and all damages, losses, obligations, liabilities, payments, costs and expenses (including reasonable fees and expenses of outside attorneys, accountants and other professional advisors and expert witnesses), whether known or unknown, contingent or vested, matured or unmatured, that are or may be suffered or incurred by any such Indemnitee arising out or relating to a breach of any representation, warranty, covenant, agreement or obligation of the Indemnifying Party set forth in Article V; provided that the indemnity described in this Section 6.2 shall apply only to the extent that such breach adversely affects the Tax Treatment and such adverse effect results in damages, losses, obligations, liabilities, payments, costs and/or expenses that are suffered or incurred by an Indemnitee.

Section 6.3. Delivery of FIRPTA Certificate. Each PublicCo Contributor will deliver to Rice Energy a certificate meeting the requirements of Treasury Regulation § 1.1445-2(b)(2) certifying that such PublicCo Contributor is not a “foreign person” within the meaning of Section 1445 of the Code, duly executed by such PublicCo Contributor.

Section 6.4. Successors and Assigns; No Third Party Rights. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Except as set forth in Section 5.1 for the Released Parties, this Agreement is not intended to, and does not create, rights in any other person and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 6.5. Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.6. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplement to this Agreement, shall be effective only if in writing and signed by the Parties. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a Party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

Section 6.7. Entire Agreement. This Agreement, together with the limited liability company agreements of each of Rice Holdings and NGP Holdings, constitute the entire agreement among the Parties pertaining to the transactions contemplated hereby, and together supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining thereto.

Section 6.8. Governing Law. The Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Section 6.9. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or other electronic means) with the same effect as if all Parties had signed the same document.

*        *        *         *        *

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the Parties as of the date first written above.

RICE ENERGY LIMITED PARTNERSHIP

By:
Name:
Title:

RICE ENERGY APPALACHIA, L.L.C.

By:
Name:
Title:

RICE ENERGY HOLDINGS LLC

By:
Name:
Title:

RICE DRILLING B LLC

By:
Name:
Title:

RICE ENERGY INC.

By:
Name:
Title:

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

RICE MERGER SUB LLC

By:
Name:
Title:

DANIEL J. RICE III

RELP SUB, LLC

By:
Name:
Title:

NGP RICE HOLDINGS LLC

By:
Name:
Title:

NGP RE HOLDINGS, L.L.C.

By:
Name:
Title:

NGP RE HOLDINGS II, L.L.C.

By:
Name:
Title:

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

JOHN LAVELLE

VARUN MISHRA

ROBERT RIKEMAN

DAVID MILLER

JAMIE ROGERS

RYAN KANTO

ZACHARY WILLENS

GINA BANAI

STEPHEN RIKEMAN

MICHAEL LAUDERBAUGH

GLENN KING

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

TOBY RICE

DANIEL J. RICE IV

DEREK RICE

AILEEN RICE

TONYA WINKLER

GRAY LISENBY

JIDE FAMUAGUN

MATT FAHEY

JENNA DIFRANCESCO

KRIS HANCOCK

ROB WINGO

[SIGNATURE PAGES TO MASTER REORGANIZATION AGREEMENT]

Schedule A

FORM OF

AGREEMENT AND PLAN OF MERGER OF

RICE MERGER LLC

WITH AND INTO

RICE DRILLING B LLC

This Agreement and Plan of Merger (this “Agreement”) is entered into on [•], 2014, by and among Rice Drilling B LLC, a Delaware limited liability company (“Rice Drilling”), Rice Merger LLC, a Delaware limited liability company (“Merger Sub,” and together with Rice Drilling, the “Merging Entities”), and Rice Energy Inc., a Delaware corporation (“Rice Energy”).

WHEREAS, each of the Merging Entities is duly organized and existing under the laws of the State of Delaware; and

WHEREAS, each of Rice Energy Appalachia, LLC, a Delaware limited liability company (“REA”), which is the sole member of Merger Sub, the board of managers of Rice Drilling and the board of directors of Rice Energy has approved the merger of Merger Sub with and into Rice Drilling as set forth below (the “Merger”), in accordance with the Delaware Limited Liability Company Act (the “DLLCA”) and upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Upon the terms and subject to the satisfaction or waiver of the conditions hereof, and in accordance with Section 18-209 of the DLLCA, Merger Sub shall be merged with and into Rice Drilling at the Effective Time (as hereinafter defined). Following the Merger, the separate existence of Merger Sub shall cease, and Rice Drilling shall continue as the surviving limited liability company (the “Surviving Entity”) and shall continue to be governed by the applicable laws of the State of Delaware.

2. Subject to the provisions of this Agreement, the parties shall duly prepare, execute and file a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware with respect to the Merger and make all other filings or recordings as may be required by law to make the Merger effective. The Merger shall be subject to the completion of the initial public offering of common stock of Rice Energy and shall become effective as set forth in the Certificate of Merger (the “Effective Time”).

3. The Merger shall have the effects set forth in the DLLCA. Without limiting the generality of the foregoing, and subject thereto, from the Effective Time, all the properties, rights, privileges, immunities, powers and franchises of Merger Sub shall vest in Rice Drilling, as the Surviving Entity, and all debts, liabilities and duties of Merger Sub shall become the debts, liabilities and duties of Rice Drilling, as the Surviving Entity.

4. The Amended and Restated Limited Liability Company Agreement of Rice Drilling, as in effect immediately prior to the Effective Time, shall be amended and restated in its entirety to read as set forth in Annex A, and as so amended and restated shall be the limited liability company agreement of the Surviving Entity until thereafter amended as provided therein and in accordance with the DLLCA, and the Certificate of Formation of Rice Drilling, as in effect immediately prior to the Effective Time, shall be the certificate of formation of the Surviving Entity until thereafter amended as provided therein and in accordance with the DLLCA.

5. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

a.	All of the membership interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall cease to exist with no payment being made with respect thereto.

b.	Each of the Units of Rice Drilling issued and outstanding immediately prior to the Effective Time shall receive a number of shares of Common Stock equal to the Rice Energy Share Amount, and all Units (other than Preferred Units) of Rice Drilling shall be cease to exist.

c.	The Preferred Units of Rice Drilling shall automatically convert into a sole membership interest of Rice Drilling and continue to remain outstanding.

d.	Notwithstanding the foregoing, any shares of Common Stock issuable to REA pursuant to this Agreement (the “REA Shares”) shall be issued in accordance with Section 2.4 of the Master Reorganization Agreement.

Certain capitalized terms used in this Section 5 shall have the meanings set forth below:

“IPO Price” means the initial public offering price of common stock of Rice Energy in its initial public offering pursuant to, and as more fully described in, a registration statement filed with the U.S. Securities and Exchange Commission, Registration No. 333-192894.

“Master Reorganization Agreement” means the Master Reorganization Agreement, dated as of [•], 2014, is entered into by and among Rice Energy, Rice Drilling, Merger Sub and the other parties thereto.

“Preferred Units” shall have the meaning assigned to such term in the Rice Drilling LLC Agreement.

“REA” means Rice Energy Appalachia, LLC, a Delaware limited liability company.

“Rice Drilling LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Rice Drilling, dated as of November 12, 2009, as amended.

“Rice Drilling Value” means the product of (x) the IPO Price multiplied by (y) [•].

“Rice Energy Share Amount” means, with respect to any Unit, an amount of shares of Common Stock equal to the quotient of (x) the amount of proceeds that would be received in respect of such Unit if a distribution of proceeds in an amount equal to the Rice Drilling Value was made pursuant to Section 5.2.1(b) of the Rice Drilling LLC Agreement, divided by (y) the IPO Price.

“Units” shall have the meaning assigned to such term in the Rice Drilling LLC Agreement.

6. This Agreement, together with the Certificate of Merger, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties and agreements, both written and oral, with respect to such subject matter.

7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

9. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed as of the date first written above.

RICE DRILLING B LLC

By:
Name:	Toby Z. Rice
Title:	Manager

RICE MERGER LLC,
By: Rice Energy Appalachia, LLC,
its sole member

By:
Name:	Toby Z. Rice
Title:	Manager

RICE ENERGY INC.

By:
Name:	Daniel J. Rice IV
Title:	Chief Executive Officer

Schedule B

NGP Holdings LLC Agreement

FORM OF

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

NGP RICE HOLDINGS LLC

[            ], 2014

TABLE OF CONTENTS

		Page
ARTICLE I

FORMATION OF COMPANY

Section 1.1	Formation	1
Section 1.2	Name	1
Section 1.3	Business	1
Section 1.4	Places of Business; Registered Agent; Names and Addresses of Members	2
Section 1.5	Term	2
Section 1.6	Filings	2
Section 1.7	Title to Company Property	2
Section 1.8	No State Law Partnership	2

ARTICLE II

DEFINITIONS AND REFERENCES

Section 2.1	Defined Terms	3
Section 2.2	References and Titles	10

ARTICLE III

CAPITALIZATION AND COMPANY INTERESTS

Section 3.1	Capital Contributions of Members	11
Section 3.2	Return of Contributions	11
Section 3.3	Incentive Units	11

ARTICLE IV

ALLOCATIONS AND DISTRIBUTIONS

Section 4.1	Allocations of Profits and Losses	14
Section 4.2	Special Allocations	14
Section 4.3	Distributions	16
Section 4.4	Income Tax Allocations	18

ARTICLE V

MANAGEMENT AND RELATED MATTERS

Section 5.1	Power and Authority of Board	19
Section 5.2	Officers	21

i

ii

iii

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

NGP RICE HOLDINGS LLC

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of NGP Rice Holdings LLC, a Delaware limited liability company (the “Company”), dated effective as of [            ], 2014 (the “Effective Date”) is adopted, executed and agreed to by the Members (as defined below).

WHEREAS, the Company has been formed as a limited liability company under the Delaware Limited Liability Company Act (the “Act”) by filing a certificate of formation with the Secretary of State of the State of Delaware on [            ], 2014 (as amended, the “Certificate”);

WHEREAS, on [            ], 2014, NGP II entered into that limited liability company agreement of the Company (as amended, the “Original Agreement”); and

WHEREAS, pursuant to the Master Reorganization Agreement, dated as of [            ], 2014, by and among the Company, the Members, and the other parties thereto (the “Master Reorganization Agreement”), the Members contributed their equity in Rice Energy Appalachia Holdings LLC to the Company and, in certain cases, Rice Holdings in exchange for equity in the Company (as described further herein) and, in certain cases, Rice Holdings.

NOW, THEREFORE, in consideration of the premises and the covenants and provisions hereinafter contained, the Members hereby amend and restate the Original Agreement in its entirety and further agree as follows:

ARTICLE I

FORMATION OF COMPANY

Section 1.1 Formation. Subject to the provisions of this Agreement, the Members do hereby desire to establish this Agreement to continue and govern the Company as a limited liability company under the provisions of the Act. The Company was formed upon the execution and filing of the Certificate by the organizer (such Person being hereby authorized to take such action) with the Secretary of State of the State of Delaware.

Section 1.2 Name. The name of the Company shall be NGP Rice Holdings LLC, or such other name as designated by the Board from time to time. The Board shall cause to be filed on behalf of the Company such assumed or fictitious name certificate or certificates or similar instruments as may from time to time be required by law.

Section 1.3 Business. The business of the Company shall be, whether directly or indirectly through subsidiaries, to conduct all activities permissible by applicable law.

Section 1.4 Places of Business; Registered Agent; Names and Addresses of Members.

(a) The address of the principal United States office and place of business of the Company and its street address shall be 5221 N. O’Connor Blvd., Suite 1100, Irving, TX 75039. The Board, at any time and from time to time, may change the location of the Company’s principal place of business upon giving prior written notice of such change to the Members and may establish such additional place or places of business of the Company as the Board shall determine to be necessary or desirable.

(b) The registered office of the Company in the State of Delaware shall be, and it hereby is, established and maintained at National Corporate Research, Ltd., 615 S. Dupont Hwy., Dover, Delaware 19901, and the registered agent for service of process on the Company shall be National Corporate Research, Ltd., whose business address is the same as the Company’s registered office in Delaware. The Board, at any time and from time to time, may change the Company’s registered office or registered agent or both by complying with the applicable provisions of the Act, and may establish, appoint and change additional registered offices and registered agents of the Company in such other states as the Board shall determine to be necessary or advisable.

(c) The mailing address and street address of each of the Members shall be the same as for the Company, unless another address for such Member is set forth on Exhibit A to this Agreement.

Section 1.5 Term. The Company shall continue until terminated in accordance with Section 8.1.

Section 1.6 Filings. Upon the request of the Board, the Members shall promptly execute and deliver all such certificates and other instruments conforming hereto as shall be necessary for the Board to accomplish all filing, recording, publishing and other acts appropriate to comply with all requirements for the formation and operation of a limited liability company under the laws of the State of Delaware and for the qualification and operation of a limited liability company in all other jurisdictions where the Company shall propose to conduct business. Prior to conducting business in any jurisdiction, the Board shall use its reasonable good faith efforts to cause the Company to comply with all requirements for the qualification of the Company to conduct business as a limited liability company in such jurisdiction.

Section 1.7 Title to Company Property. All property owned by the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually, shall have any ownership of such property. The Company may hold its property in its own name or in the name of a nominee which may be the Board or any of its Affiliates or any trustee or agent designated by it.

Section 1.8 No State Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member, for any purposes other than federal or state tax purposes, and this Agreement may not be construed to suggest otherwise.

ARTICLE II

DEFINITIONS AND REFERENCES

Section 2.1 Defined Terms. When used in this Agreement, the following terms shall have the respective meanings set forth below:

“Act” shall have the meaning assigned to such term in the recitals hereto.

“Adjusted Capital Account” shall mean the Capital Account maintained for each Member, (a) increased by any amounts that such Member is obligated to restore or is treated as obligated to restore under Treasury Regulation Sections 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1) and 1.704-2(i)(5)), and (b) decreased by any amounts described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) with respect to such Member. The foregoing definition of “Adjusted Capital Account” is intended to comply with the provisions of Treasury Regulation Sections 1.704-1(b)(2)(ii)(d) and 1.704-2 and shall be interpreted consistently therewith.

“Adjusted Property” shall mean any property the Carrying Value of which has been adjusted pursuant to Section 7.1(b)(v) or any property that has a Carrying Value different than the adjusted tax basis at the time of a Capital Contribution by a Member.

“Affiliate” (whether or not capitalized) shall mean, with respect to any Person: (a) any other Person directly or indirectly owning, controlling or holding power to vote 10% or more of the outstanding voting securities of such Person, (b) any other Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, (c) any other Person directly or indirectly controlling, controlled by or under common control with such Person and (d) any officer, director, member, partner or immediate family member of such Person or any other Person described in subsection (a), (b) or (c) of this paragraph. Notwithstanding the foregoing or anything to the contrary, PublicCo and its subsidiaries shall not be deemed to be Affiliates or subsidiaries of the Company and its subsidiaries; provided, however, in the definition of “cause”, each of PublicCo and its subsidiaries shall be deemed to be a subsidiary of the Company.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this document.

“Board” shall have the meaning assigned to such term in Section 5.1(a).

“Capital Account” shall have the meaning assigned to such term in Section 7.1(b).

“Capital Contributions” shall mean for any Member at the particular time in question the aggregate of the dollar amounts of any cash and the initial Carrying Value of any property contributed to the capital of the Company, or, if the context in which such term is used so indicates, the dollar amounts of cash or the fair market value of any property agreed to be contributed, or requested to be contributed, by such Member to the capital of the Company.

“Capital Interest” shall mean each of NGP I’s and NGP II’s (and their respective successors’ and assigns’) membership interest in the Company, with the rights and obligations specified in this Agreement.

“Carrying Value” shall mean with respect to any asset, the value of such asset as reflected in the Capital Accounts of the Members. The Carrying Value of any asset shall be such asset’s adjusted basis for federal income tax purposes, except as follows:

(a) The initial Carrying Value of any asset contributed by a Member to the Company will be the fair market value of the asset on the date of the contribution, as determined by the Board; provided, however, that the Carrying Value of the assets contributed by each of NGP I and NGP II pursuant to the Master Reorganization Agreement shall be as set forth on Exhibit A opposite their respective names.

(b) The Carrying Value of all Company assets shall be adjusted to equal their respective fair market values, as determined by the Board, upon (i) the acquisition of an additional Company Interest by any new or existing Member in exchange for a Capital Contribution that is not de minimis; (ii) the distribution by the Company to a Member of Company property that is not de minimis as consideration for a Company Interest; (iii) the grant of a Company Interest for the performance of services that is not de minimis to or for the benefit of the Company by any new or existing Member; (iv) the liquidation of the Company within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g)(1) (other than pursuant to Internal Revenue Code Section 708(b)(1)(B)); or (v) any other event to the extent determined by the Board to be necessary to properly reflect Carrying Values in accordance with the standards set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(q); provided that adjustments pursuant to clauses (i), (ii), and (iii) above shall be made only if the Board determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company.

(c) The Carrying Value of any Company asset distributed to any Member shall be adjusted to equal the fair market value of such asset on the date of distribution, as determined by the Board.

(d) The Carrying Value of all Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such property pursuant to Internal Revenue Code Section 734(b) or Internal Revenue Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) and clause (f) of the definition of Net Profit or Net Loss or Section 4.2(e); provided, however, that the Book Value of Company assets shall not be adjusted pursuant to this clause (d) to the extent that the Board determines an adjustment pursuant to clause (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

(e) If the Carrying Value of any Company asset has been determined or adjusted pursuant to clauses (a), (b) or (d) hereof, the Carrying Value of an asset shall be adjusted by Depreciation taken into account with respect to such asset for purposes of computing Net Profits, Net Losses and other items allocated pursuant to Sections 4.1 and 4.2.

(f) The Carrying Value of Company assets shall be adjusted at such other times as required in the applicable Treasury Regulations.

“Company” shall have the meaning assigned to it in the introductory paragraph of this Agreement.

“Company Interest” shall mean a membership interest in the Company, including any Capital Interests and any Incentive Units.

“Company Nonrecourse Liabilities” shall mean nonrecourse liabilities (or portions thereof) of the Company for which no Member bears the economic risk of loss in accordance with applicable Treasury Regulations.

“Confidential Information” shall mean, without limitation, all proprietary and confidential information of the Company and its subsidiaries or Affiliates, including business opportunities of the Company and its subsidiaries or Affiliates, intellectual property and any other information heretofore or hereafter acquired, developed or used by the Company and its subsidiaries or Affiliates relating to their business, including any confidential information contained in any lease files, well files and records, land files, abstracts, title opinions, title or curative matters, contract files, seismic records, electric logs, core data, pressure data, production records, geological and geophysical reports and related data, memoranda, notes, records, drawings, correspondence, financial and accounting information, customer lists, statistical data and compilations, patents, copyrights, trademarks, trade names, inventions, formulae, methods, processes, agreements, contracts, manuals or any other documents relating to the business of the Company and its subsidiaries or Affiliates, developed by, or originated by, any third party and brought to the attention of, the Company and its Affiliates.

“Depreciation” shall mean for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such fiscal year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis (unless the adjusted tax basis at the beginning of such year or other period is equal to zero, in which event Depreciation shall be determined under any reasonable method selected by the Board).

“Dispute” shall have the meaning assigned to such term in Section 11.9.

“Distributable Amount Value” means, as of the date of determination, with respect to any share of common stock of PublicCo, the volume-weighted average trading price of a share of common stock of PublicCo on the New York Stock Exchange over the 30-trading day period ending on and including the trading day immediately preceding such date of determination.

“Effective Date” shall have the meaning assigned to such term in the preamble hereto.

“Employee” shall mean an individual who is employed by, or serves as an independent contractor for, PublicCo or any of its subsidiaries. In the event any provision of this Agreement refers to the resignation of an Employee, such resignation or termination shall apply to the entity that is the employer of such Employee.

“Excluded Affiliate Transfer” shall mean (a) any Transfer of a Company Interest by a Member who is a natural person to a member of such Member’s family or to a revocable trust for estate planning purposes, but only if and for so long as such Transferring Member retains the exclusive right to vote such Company Interest following such Transfer; (b) any Transfer occurring by operation of law upon the death or mental incapacity of a Member who is a natural person; (c) any Transfer to a corporation, partnership or limited liability company that is wholly owned and controlled (through voting rights) by such Member, but only if and for so long as such Transferring Member retains the exclusive right to vote such Company Interest following such Transfer (provided, however, that any failure to retain the right to vote or the failure to retain 100% ownership and control shall then immediately and automatically be deemed to be a Transfer that is not an Excluded Affiliate Transfer), (d) any Transfer of a Company Interest by a Member that is a trust to the principal beneficiary of that trust and (e) any Transfer of a Company Interest by NGP I or NGP II (whether voluntarily or by operation of law) to a partner or other Affiliate or a legal successor of either NGP I or NGP II; provided, however, that, in the case of any Transfer described in clauses (a) – (e) above, such Transferee agrees to be bound by the terms of this Agreement, and any applicable agreement with respect to such Company Interest (including that the provisions thereof relating to vesting, forfeiture and redemption shall continue to be applicable to such Company Interests after such Transfer as if held by the Transferring Member regardless of the holder of such Company Interests) and evidences the same by executing a copy of this Agreement and such other documents as the Company may reasonably request promptly upon receiving the assignment of such Company Interest and (ii) such Transferee shall not be entitled to make any further Excluded Affiliate Transfers, except for a Transfer of such acquired Company Interests back to such original holder or another Transfer that would have been an Excluded Affiliate Transfer had such original holder made such Transfer.

“Incentive Units” shall mean the Company Interests issued as Legacy Tier I Units, Legacy Tier II Units, Legacy Tier III Units, New Tier I Units, New Tier II Units, New Tier III Units or New Tier IV Units, pursuant to Section 3.3 and reflected on Exhibit A as, from time to time, may be updated pursuant to this Agreement.

“Indemnitee” shall have the meaning set forth in Section 5.5.

“Indirect Transfer” shall mean (with respect to any Member that is a corporation, partnership, limited liability company or other entity) a deemed Transfer of a Company Interest, which shall occur upon any Transfer of the ownership of, or voting rights associated with, the equity or other ownership interests in such Member.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986.

“JAMS” shall have the meaning assigned to such term in Section 11.9(a).

“Legacy Tier I Units” shall mean Legacy Tier I Units representing Company Interests and with the rights and obligations specified in this Agreement.

“Legacy Tier II Units” shall mean Legacy Tier II Units representing Company Interests and with the rights and obligations specified in this Agreement.

“Legacy Tier III Units” shall mean Legacy Tier III Units representing Company Interests and with the rights and obligations specified in this Agreement.

“Manager” shall have the meaning assigned to such term in Section 5.1(a).

“Master Reorganization Agreement” shall have the meaning set forth in the recitals hereto.

“Members” shall mean the Persons (including holders of Incentive Units) who from time to time shall execute a signature page to this Agreement (including by counterpart) as the Members, including any Person who becomes a substituted Member of the Company pursuant to the terms hereof, but does not include any Person that ceases to hold any Company Interest.

“Member Nonrecourse Debt” shall mean any nonrecourse debt of the Company for which any Member bears the economic risk of loss in accordance with applicable Treasury Regulations.

“Member Nonrecourse Deductions” shall mean the amount of deductions, losses and expenses equal to the net increase during the year in Minimum Gain attributable to a Member Nonrecourse Debt, reduced (but not below zero) by proceeds of such Member Nonrecourse Debt distributed during the year to the Members who bear the economic risk of loss for such debt, as determined in accordance with applicable Treasury Regulations.

“Minimum Gain” shall mean (a) with respect to Company Nonrecourse Liabilities, the amount of gain that would be realized by the Company if the Company Transferred (in a taxable transaction) all Company properties that are subject to Company Nonrecourse Liabilities in full satisfaction of Company Nonrecourse Liabilities, computed in accordance with applicable Treasury Regulations or (b) with respect to each Member Nonrecourse Debt, the amount of gain that would be realized by the Company if the Company Transferred (in a taxable transaction) the Company property that is subject to such Member Nonrecourse Debt in full satisfaction of such Member Nonrecourse Debt, computed in accordance with applicable Treasury Regulations.

“Net Profit” or “Net Loss” shall mean, with respect to any fiscal year or other fiscal period, the net income or net loss of the Company for such period, determined in accordance with federal income tax accounting principles and Section 703(a) of the Internal Revenue Code (including any items that are separately stated for purposes of Section 702(a) of the Internal Revenue Code), with the following adjustments:

(a) any income of the Company that is exempt from federal income tax shall be included as income;

(b) any expenditures of the Company that are described in Section 705(a)(2)(B) of the Internal Revenue Code or treated as so described pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i) shall be subtracted from such taxable income or loss;

(c) in the event the Carrying Value of any Company asset is adjusted pursuant to clause (b) or clause (c) of the definition of Carrying Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Carrying Value of the asset) or loss (if the adjustment decreases the Carrying Value of the asset) from the disposition of such asset and shall, except to the extent allocated pursuant to Section 4.2, be taken into account for purposes of computing Net Profit or Net Loss;

(d) gain or loss resulting from any Transfer of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of the property Transferred, notwithstanding that the adjusted tax basis for such property differs from its Carrying Value;

(e) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;

(f) to the extent an adjustment to the adjusted tax basis of any asset pursuant to Internal Revenue Code Section 734(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Account balances as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or an item of loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Profit or Net Loss; and

(g) items specially allocated under Section 4.2 shall be excluded.

“New Tier I Payout” shall mean the first date, if any, on which NGP II shall have received cumulative cash distributions pursuant to Section 4.3(a) equal to $200,000,000.00 multiplied by (1.08)n, where “n” is equal to the number of years from April 18, 2013 until the date of such distribution (with a partial year being expressed as a decimal determined by dividing the number of days which have passed since the most recent anniversary by 365). For the avoidance of doubt, any distribution made prior to the New Tier I Payout, if any, that is subtracted from such contribution amount shall be first increased by the exponent for purposes of the payout calculation by multiplying such distribution by (1.08)m, where “m” is equal to the number of years between the distribution and the New Tier I Payout (with a partial year being expressed as a decimal determined by dividing the number of days which have passed since the most recent anniversary by 365).

“New Tier I Units” shall mean New Tier I Units representing Company Interests and with the rights and obligations specified in this Agreement.

“New Tier II Payout” shall mean the first date, if any, on which NGP II shall have received cumulative cash distributions pursuant to Section 4.3(a) equal to $200,000,000.00 multiplied by (1.20)n, where “n” is equal to the number of years from April 18, 2013 until the date of such distribution (with a partial year being expressed as a decimal determined by dividing the number of days which have passed since the most recent anniversary by 365). For the avoidance of doubt, any distribution made prior to the New Tier II Payout, if any, that is subtracted from such contribution amount shall be first increased by the exponent for purposes of the payout calculation by multiplying such distribution by (1.20)m, where “m” is equal to the number of years between the distribution and the New Tier II Payout (with a partial year being expressed as a decimal determined by dividing the number of days which have passed since the most recent anniversary by 365).

“New Tier II Units” shall mean New Tier II Units representing Company Interests and with the rights and obligations specified in this Agreement.

“New Tier III Payout” shall mean NGP II has received $400,000,000.00 pursuant to Section 4.3(a)(ii).

“New Tier III Units” shall mean New Tier III Units representing Company Interests and with the rights and obligations specified in this Agreement.

“New Tier IV Payout” shall mean NGP II has received $500,000,000.00 pursuant to Section 4.3(a)(ii).

“New Tier IV Units” shall mean New Tier IV Units representing Company Interests and with the rights and obligations specified in this Agreement.

“NGP” shall mean NGP I and NGP II, collectively.

“NGP I” shall mean NGP RE Holdings, L.L.C., a Delaware limited liability company, and its successors and assigns.

“NGP II” shall mean NGP RE Holdings II, L.L.C., a Delaware limited liability company, and its successors and assigns.

“Original Agreement” shall have the meaning set forth in the recitals hereto.

“Person” (whether or not capitalized) shall mean any natural person, corporation, company, limited or general partnership, joint stock company, joint venture, association, limited liability company, trust, bank, trust company, business trust or other entity or organization, whether or not a governmental authority.

“PublicCo” means Rice Energy, Inc., and its successors and assigns.

“Regulatory Allocations” shall have the meaning assigned to such term in Section 4.2(g).

“Rice Holdings” shall mean Rice Energy Holdings LLC.

“Rules” shall have the meaning assigned to such term in Section 11.9(a).

“Securities Act” shall mean the Securities Act of 1933.

“Sponsor Indemnitees” shall mean those Indemnitees that have rights to indemnification, advancement of expenses or insurance provided by the Sponsor Indemnitors.

“Sponsor Indemnitors” shall mean each of NGP I and NGP II and their respective Affiliates.

“Tax Matters Member” shall have the meaning assigned to such term in Section 5.11.

“Transaction Documents” shall mean, collectively, this Agreement, the Master Reorganization Agreement and all other agreements, documents or instruments executed in conjunction with, or relation to, any of the foregoing.

“Transfer,” or any derivation thereof, shall mean any sale, assignment, conveyance, mortgage, pledge, granting of security interest in, or other disposition of a Company Interest or any asset of the Company, as the context may require.

“Treasury Regulations” shall mean regulations promulgated by the United States Treasury Department under the Internal Revenue Code.

“Unrealized Gain” attributable to any item of Company property shall mean, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 7.1(b)(v) as of such date).

“Unrealized Loss” attributable to any item of Company property shall mean, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 7.1(b)(v) as of such date) over (b) the fair market value of such property as of such date.

Section 2.2 References and Titles. All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The word “including” (in its various forms) means including without limitation. All references to laws, contracts, agreements and instruments refer to such laws, contracts, agreements and instruments as they may be amended from time to time, and references to particular provisions of laws or regulations include a reference to the corresponding provisions of any succeeding law or regulation.

ARTICLE III

CAPITALIZATION AND COMPANY INTERESTS

Section 3.1 Capital Contributions of Members.

(a) Pursuant to the Master Reorganization Agreement and contemporaneous with the execution date of this Agreement, each of NGP I and NGP II made a Capital Contribution to the Company in the amount set forth on the books and records of the Company and received in exchange therefor their respective Capital Interests.

Section 3.2 Return of Contributions. No interest shall accrue on any contributions to the capital of the Company, and no Member shall have the right to withdraw or to be repaid any capital contributed by such Member, except as otherwise specifically provided in this Agreement.

Section 3.3 Incentive Units.

(a) The following Incentive Units are hereby created, subject to the adjustments provided for in this Section 3.3:

(i) 990,414 “Legacy Tier I Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “Legacy Tier I Units;”

(ii) 1,000,000 “Legacy Tier II Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “Legacy Tier II Units;”

(iii) 1,000,000 “Legacy Tier III Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “Legacy Tier III Units;”

(iv) 817,546 “New Tier I Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “New Tier I Units;”

(v) 677,546 “New Tier II Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “New Tier II Units;”

(vi) 677,546 “New Tier III Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “New Tier III Units;” and

(vii) 677,546 “New Tier IV Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “New Tier IV Units.”

(b) The Incentive Units are non-voting, and subject to vesting, forfeiture and termination as follows:

(i) (A) The Legacy Tier I Units held by each Employee shall vest ratably over a three-year period following the grant of the “Legacy Tier I Units” of Rice Appalachia Holdings, LLC that corresponds, pursuant to the Master Reorganization Agreement, to the Legacy Tier I Units granted thereunder to such Employee, with one-third vesting on the first anniversary of such grant, an additional one-third vesting on the second anniversary of such grant and the remaining one-third vesting on the third anniversary of such grant (with vesting between such anniversaries occurring pro rata determined by multiplying the number of such Incentive Units that would vest on the next annual vesting date by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator of 12, and rounding to the closest whole number).

(B) The Legacy Tier II Units held by each Employee shall vest only upon and concurrently with NGP I receiving, pursuant to Section 4.3(a), $303,017,555.52 in the aggregate.

(C) The Legacy Tier III Units held by each Employee shall vest only upon and concurrently with NGP I receiving, pursuant to Section 4.3(a), $404,023,407.36 in the aggregate.

(D) The New Tier I Units held by each Employee shall vest ratably over a five-year period following the grant of the “New Tier I Units” of Rice Appalachia Holdings, LLC that corresponds, pursuant to the Master Reorganization Agreement, to the New Tier I Units granted thereunder to such Employee, with one-fifth vesting on the first anniversary of such grant, and an additional one-fifth vesting on the each of the second, third, fourth and fifth anniversaries of such grant (with vesting between such anniversaries occurring pro rata determined by multiplying the number of such Incentive Units that would vest on the next annual vesting date by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator of 12, and rounding to the closest whole number).

(E) The New Tier II Units held by each Employee shall vest ratably over a five-year period following the grant of the “New Tier II Units” of Rice Appalachia Holdings, LLC that corresponds, pursuant to the Master Reorganization Agreement, to the New Tier II Units granted thereunder to such Employee, with one-fifth vesting on the first anniversary of such grant, and an additional one-fifth vesting on the each of the second, third, fourth and fifth anniversaries of such grant (with vesting between such anniversaries occurring pro rata determined by multiplying the number of such Incentive Units that would vest on the next annual vesting date by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator of 12, and rounding to the closest whole number).

(F) The New Tier III Units held by each Employee shall vest only upon and concurrently with the occurrence of New Tier III Payout.

(G) The New Tier IV Units held by each Employee shall vest only upon and concurrently with the occurrence of New Tier IV Payout.

(ii) Unless otherwise agreed by the Board, all Incentive Units that have not yet vested in accordance with the vesting requirements set forth in Section 3.3(b)(i) that are held by an Employee shall automatically, without any action required of any Person, be forfeited and thereby become null and void, if and when such Person’s status as an Employee is terminated for any reason or without reason, including by termination, resignation, death or disability, and any vested, unforfeited Incentive Units held by such Person shall, upon such termination, remain non-voting.

(iii) Anything herein to the contrary notwithstanding, unless otherwise agreed by the Board in the case of Section 3.3(b)(iii)(B), all Incentive Units held by an Employee (regardless of whether vested or unvested) shall automatically be forfeited and thereby become null and void if and when such Person’s status as an Employee is terminated:

(A) for “cause,” which shall mean by reason of such holder’s: (1) conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to PublicCo, the Company or any of their respective Affiliates or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct, (2) repeated intoxication by alcohol or drugs during the performance of such holder’s duties in a manner that materially and adversely affects the holder’s performance of such duties, (3) malfeasance, in the conduct of such holder’s duties, including (I) misuse or diversion of funds of PublicCo, the Company or any of their respective Affiliates, (II) embezzlement or (III) misrepresentations or concealments on any written reports submitted to the Company or its Affiliates, (4) violation of any provision of this Agreement or of such Person’s agreements with any of PublicCo, the Company or their respective Affiliates or (5) failure to perform the duties of such holder’s employment or service relationship with PublicCo, the Company or any of their respective Affiliates, or failure to follow or comply with the reasonable and lawful written directives of the Board or the managers or directors of the Person that employs such holder or for whom such holder provides services; or

(B) by such Employee’s resignation or early termination of service relationship.

(c) Upon any forfeiture or other termination of Incentive Units, the Company shall amend Exhibit A to reflect such occurrence.

(d) The Company shall not issue any Incentive Units following the Effective Date.

ARTICLE IV

ALLOCATIONS AND DISTRIBUTIONS

Section 4.1 Allocations of Profits and Losses. After giving effect to the allocations under Section 4.2, the Members shall share Company Net Profits and Net Losses and all related items of income, gain, loss, deduction and credit for federal income tax purposes as follows:

(a) Net Profits and Net Losses for each fiscal year shall be allocated among the Members in such manner as shall cause the Capital Accounts of each Member to equal, as nearly as possible, (i) the amount such Member would receive if all assets on hand at the end of such year were sold for cash at the Carrying Values of such assets, all liabilities were satisfied in cash in accordance with their terms (limited in the case of Member Nonrecourse Debt and Company Nonrecourse Liabilities to the Carrying Value of the assets securing such liabilities) and any remaining or resulting cash was distributed to the Members under Section 4.3(a), minus (ii) an amount equal to such Member’s allocable share of Minimum Gain as computed on the last day of such fiscal year in accordance with the applicable Treasury Regulations.

(b) The Board shall make the foregoing allocations as of the last day of each fiscal year; provided, however, that if during any fiscal year of the Company there is a change in any Member’s Company Interest, the Board shall make the foregoing allocations as of the date of each such change in a manner which takes into account the varying interests of the Members and in a manner the Board reasonably deems appropriate.

Section 4.2 Special Allocations.

(a) Notwithstanding any of the provisions of Section 4.1 to the contrary:

(i) If during any fiscal year of the Company there is a net increase in Minimum Gain attributable to a Member Nonrecourse Debt that gives rise to Member Nonrecourse Deductions, each Member bearing the economic risk of loss for such Member Nonrecourse Debt shall be allocated items of Company deductions and losses for such year (consisting first of cost recovery or depreciation deductions with respect to property that is subject to such Member Nonrecourse Debt and then, if necessary, a pro rata portion of the Company’s other items of deductions and losses, with any remainder being treated as an increase in Minimum Gain attributable to Member Nonrecourse Debt in the subsequent year) equal to such Member’s share of Member Nonrecourse Deductions, as determined in accordance with applicable Treasury Regulations.

(ii) If for any fiscal year of the Company there is a net decrease in Minimum Gain attributable to Company Nonrecourse Liabilities, each Member shall be allocated items of Company income and gain for such year (consisting first of gain recognized from the Transfer of Company property subject to one or more Company Nonrecourse Liabilities and then, if necessary, a pro rata portion of the Company’s other items of income and gain, and if necessary, for subsequent years) equal to such Member’s share of such net decrease (except to the extent such Member’s share of such net decrease is caused by a change in debt structure with such Member commencing to bear the economic risk of loss as to all or part of any Company Nonrecourse Liability or by such Member contributing capital to the Company that the Company uses to repay a Company Nonrecourse Liability), as determined in accordance with applicable Treasury Regulations.

(iii) If for any fiscal year of the Company there is a net decrease in Minimum Gain attributable to a Member Nonrecourse Debt, each Member bearing the economic risk of loss for such Member Nonrecourse Debt shall be allocated items of Company income and gain for such year (consisting first of gain recognized from the Transfer of Company property subject to Member Nonrecourse Debt, and then, if necessary, a pro rata portion of the Company’s other items of income and gain, and if necessary, for subsequent years) equal to such Member’s share of such net decrease (except to the extent such Member’s share of such net decrease is caused by a change in debt structure such that the Member Nonrecourse Debt becomes partially or wholly a Company Nonrecourse Liability or by the Company’s use of capital contributed by such Member to repay the Member Nonrecourse Debt) as determined in accordance with applicable Treasury Regulations.

(b) The Net Losses allocated pursuant to this Article IV shall not exceed the maximum amount of Net Losses that can be allocated to a Member without causing or increasing a deficit balance in the Member’s Adjusted Capital Account balance. All Net Losses in excess of the limitations set forth in this Section 4.2(b) shall be allocated to Members with positive Adjusted Capital Account balances remaining at such time in proportion to such positive balances. In the event an allocation of Net Losses has been made to any Member(s) pursuant to the terms of this Section 4.2(b), Net Profits shall be allocated to such Member(s), in proportion to the amount of such allocation of Net Losses, until such Member(s) receive an allocation of Net Profits equal to such amount of Net Losses allocated pursuant to the terms of this Section 4.2(b).

(c) In the event that a Member unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that causes or increases a deficit balance in such Member’s Adjusted Capital Account, items of Company income and gain shall be allocated to that Member in an amount and manner sufficient to eliminate the deficit balance as quickly as possible; provided, however, that an allocation pursuant to this Section 4.2(c) shall be made only if and to the extent that such Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Section 4.2 have been tentatively made as if this Section 4.2(c) were not in this Agreement. This Section 4.2(c) is intended to constitute a qualified income offset under Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(d) In the event that any Member has a deficit balance in its Adjusted Capital Account at the end of any fiscal period, such Member shall be allocated items of Company gross income and gain in the amount of such deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 4.2(d) shall be made only if and to the extent that such Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Section 4.2 have been tentatively made as if Section 4.2(c) and this Section 4.2(d) were not in this Agreement.

(e) To the extent an adjustment to the adjusted tax basis of any Company properties pursuant to Internal Revenue Code Section 734(b) or Internal Revenue Code Section 743(b) is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as the result of a distribution to any Member in complete liquidation of such Member’s Company Interests, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be allocated to the Members in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) if such Treasury Regulation Section applies, or to the Member to whom such distribution was made if Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4) applies.

(f) If any holder of Incentive Units forfeits all or a portion of such Company Interests, such holder shall be allocated items of loss and deduction in the year of such forfeiture in an amount equal to the portion of such holder’s Capital Account attributable to such forfeited Company Interests.

(g) The allocations set forth in subsections (a) through (e) of this Section 4.2 (collectively, the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations that are made be offset either with other Regulatory Allocations or with special allocations pursuant to this Section 4.2(g). Therefore, notwithstanding any other provisions of this Article IV (other than the Regulatory Allocations), the Board shall make such offsetting special allocations in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Adjusted Capital Account balance is, to the extent possible, equal to the Adjusted Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to Section 4.1 and the remaining subsections of this Section 4.2.

Section 4.3 Distributions.

(a) The Board may cause the Company to distribute available cash or other assets or property of the Company at such times and in such amounts as the Board, in its sole discretion, determines to be appropriate; provided, however, that except as consented to by Rice Holdings, the Company may not distribute shares of common stock of PublicCo to its Members, unless NGP I or NGP II represents to the Company prior to such distribution that it intends to distribute all such shares received by it in such distribution to the limited partners of its applicable parent investment funds. For purposes of this Agreement, the value of each share of common stock of PublicCo distributed hereunder shall be deemed to be equal to the Distributable Amount Value. All such distributions made pursuant to this Section 4.3(a) shall be made to the Members as follows and in the following order of priority:

(i) Concurrently with the distributions made pursuant to Section 4.3(a)(ii), 41.1953092% to the Members as follows:

(A) 100% to NGP I until NGP I has received total distributions pursuant to Section 4.3(a)(i) of $202,011,703.68;

(B) next, 90% to NGP I and 10% to the holders of Legacy Tier I Units until NGP I has received total distributions pursuant to Section 4.3(a)(i) of $303,017,555.52;

(C) next, 80% to NGP I, 10% to the holders of Legacy Tier I Units, and 10% to the holders of Legacy Tier II Units until NGP I has received total distributions pursuant to Section 4.3(a)(i) of $404,023,407.36;

(D) thereafter, 70% to NGP I, 10% to the holders of Legacy Tier I Units, 10% to the holders of Legacy Tier II Units, and 10% to the holders of Legacy Tier III Units

Distributions to the holders of Legacy Tier I Units, Legacy Tier II Units and Legacy Tier III Units shall be allocated among the holders of such Units pro rata, in accordance with the number of such Units held by each holder.

(ii) Concurrently with the distributions made pursuant to Section 4.3(a)(i), 58.8046908% to the Members as follows:

(A) 100% to NGP II until New Tier I Payout has occurred;

(B) Next, 80% to NGP II and 20% to the holders of New Tier I Units until the earlier of New Tier II Payout or New Tier III Payout;

(C) If New Tier II Payout has not occurred, then until Tier II Payout occurs:

(1) then, 75% to NGP II, 20% to the Members holding New Tier I Units, and 5% to the Members holding New Tier III Units until New Tier IV Payout occurs; and

(2) then, 70% to NGP II, 20% to the Members holding New Tier I Units, 5% to the Members holding New Tier III Units, and 5% to the Members holding New Tier IV Units.

(D) After New Tier II Payout has occurred:

(1) if New Tier III Payout has not yet occurred, 75% to NGP II, 20% to the holders of New Tier I Units and 5% to the holders of New Tier II Units until New Tier III Payout occurs;

(2) then, 70% to NGP II, 20% to the holders of New Tier I Units, 5% to the holders of New Tier II Units and 5% to the holders of New Tier III Units until New Tier IV Payout occurs:

(3) thereafter, 65% to NGP II, 20% to the holders of New Tier I Units, 5% to the holders of New Tier II Units, 5% to the holders of New Tier III Units and 5% to the holders of New Tier IV Units.

Distributions to the holders of New Tier I Units, New Tier II Units, New Tier III Units and New Tier IV Units shall be allocated among the holders of such Units pro rata, in accordance with the number of such Units held by each holder.

(b) Prior to making distributions to the Members pursuant to Section 4.3(a), and subject to applicable law, the Board shall cause the Company to pay to the Members within 90 days after the end of each year an amount equal to the lesser of (i) the excess of the available cash of the Company over the liabilities of the Company on such date, as determined by the Board, or (ii) an amount equal to the highest marginal federal and applicable state income tax rate for individuals (taking into account the character of the taxable income (e.g., long-term capital gain, qualified dividend income, ordinary income, etc.)) multiplied by the taxable income of the Company, if any, for such year, such payment to be made among the Members in the same percentages as the taxable income for such year was allocated. Any such payments to a Member under this Section 4.3(b) shall be deemed to be a draw against such Member’s share of future distributions under Sections 4.3(a) and 8.2(b), so that such Member’s share of such future distributions shall be reduced by the amounts previously drawn under this Section 4.3(b) until the aggregate reductions in such distributions equal the aggregate draws made under this Section 4.3(b).

(c) No distribution may be made by the Company except in accordance with this Section 4.3 or Article VIII.

Section 4.4 Income Tax Allocations.

(a) Except as provided in this Section 4.4, each item of income, gain, loss and deduction of the Company for federal income tax purposes shall be allocated among the Members in the same manner as such items are allocated for Capital Account purposes under Sections 4.1 and 4.2.

(b) The Members recognize that, with respect to Adjusted Property, there will be a difference between the Carrying Value of such property at the time of revaluation and the adjusted tax basis of such property at the time. All items of tax depreciation, cost recovery, amortization, amount realized and gain or loss with respect to such Adjusted Property shall be allocated among the Members to take into account the disparities between the Carrying Values and the adjusted tax basis with respect to such properties in accordance with the provisions of Sections 704(b) and 704(c) of the Internal Revenue Code and the Treasury Regulations under those sections; provided, however, that any tax items not required to be allocated under Sections 704(b) or 704(c) of the Internal Revenue Code shall be allocated in the same manner as such gain or loss would be allocated for Capital Account purposes under Sections 4.1 and 4.2. In making such allocations under Section 704(c) of the Internal Revenue Code, the Board shall use the remedial allocation method pursuant to Treasury Regulation Section 1.704-3(d).

(e) All recapture of income tax deductions resulting from the Transfer of Company property shall, to the maximum extent possible, be allocated to the Member to whom the deduction that gave rise to such recapture was allocated hereunder to the extent that such Member is allocated any gain from the Transfer of such property. For this purpose, deductions that were allocated as a component of Net Profit or Net Loss shall be treated as if allocated in the same manner as the allocation of the related Net Profit or Net Loss.

(f) Allocations pursuant to this Section 4.4 are solely for purposes of U.S. federal, state and local taxes and, except as otherwise specifically provided, shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Profit, Net Loss, other items or distributions pursuant to any provision of this Agreement.

ARTICLE V

MANAGEMENT AND RELATED MATTERS

Section 5.1 Power and Authority of Board.

(a) The Company shall be managed by a Board of Managers (the “Board”). The Company shall initially have three (3) managers (each, a “Manager” and, collectively, the “Managers”).

(b) Subject to Section 5.1(c), NGP shall have the right to designate each of the three (3) Managers, which Managers currently are Scott Gieselman, Chris Carter, and Cameron Dunn. NGP shall also have the right to remove any Manager with or without cause. In the event that any Manager of the Company is removed or ceases to serve as a Manager of the Company during such Manager’s term of office, the resulting vacancy shall only be filled by NGP. Managers need not be Members or residents of the State of Delaware. A Manager must be a natural person.

(c) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Company shall be exclusively vested in the Board, and the Members shall have no right of control over the business and affairs of the Company. In addition to the powers now or hereafter granted to managers under the Act or which are granted to the Board under any other provision of this Agreement, the Board shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Company in the name of the Company.

(d) Notwithstanding the foregoing, the Company (and the officers, authorized persons, employees, and agents acting on behalf of the Company) shall not, either acting on its own behalf or when acting as controlling equity-holder of any of its subsidiaries (and the officers, authorized persons, employees, and agents acting on the Company’s behalf in such capacity) permit such subsidiaries to, do any of the things described in this Section 5.1(d) without the consent of the Board (it being agreed that the below items are not intended to be an exclusive statement of all of the actions of the Board that require prior approval of the members of the Board, and such provisions are in addition to any and all other requirements imposed by other provisions of this Agreement or applicable law):

(i) approve, agree or consent to or make or enter into any agreement, transaction or take any other action the effect of which is to cause, any fundamental change in the Company or any of its subsidiaries, or their respective businesses, including the following: (A) any material change in the Company’s or any of its subsidiaries’

operating strategies; (B) any merger or consolidation or amalgamation, or liquidation, winding-up or dissolution, or Transfer of, in one transaction or a series of transactions, all or any material part of their respective businesses or Properties, whether now owned or hereafter acquired; or (C) the institution of proceedings to be adjudicated a bankrupt or insolvent, or the consent to the institution of bankruptcy or insolvency proceedings or the filing of a petition or consent to a petition seeking reorganization or relief under any applicable federal or state law relating to bankruptcy, or the consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official, or an assignment for the benefit of creditors, or, except as may be required by any fiduciary obligation of the Board or as may be required by applicable law, the admission in writing of inability to pay debts generally as they become due, or any corporate action in furtherance of any such action;

(ii) issue any Company Interest or any equity interest in any of its subsidiaries or repurchase any Company Interest or any equity interest in any of its subsidiaries or otherwise call for payment upon any outstanding subscription or other funding by the Members;

(iii) incur, create, authorize, issue, assume or suffer to exist any debt or any liens related thereto;

(iv) create subsidiaries or make additional contributions or investments in any subsidiaries;

(v) sell, lease or Transfer, directly or indirectly (including by way of any farm-out), any assets;

(vi) enter into or modify in any material respect any (A) contract to sell or market hydrocarbons, or (B) hedge, swap, futures, option, or other derivative transactions or contracts;

(vii) designate (or otherwise form, empower or delegate any responsibility to) any committee of the Board;

(viii) make any distribution of cash or other assets or property of the Company; or

(ix) take any other action required or permitted hereunder to be taken by the Board.

(e) The Board may hold such meetings at such place and at such time as it may determine. Notice of a meeting shall be served not less than 24 hours before the date and time fixed for such meeting by confirmed facsimile or other written communication or not less than three days prior to such meeting if notice is provided by overnight delivery service. Notice of a meeting need not be given to any Manager who signs a waiver of notice or provides a waiver by electronic transmission or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, either prior thereto or at its commencement, the lack of notice to such Manager. A special meeting of the

Board may be called by any member of the Board. Any member of the Board may participate in a meeting by conference telephone or similar communications equipment. Any action required or permitted to be taken by the Board may be taken without a meeting if such action is evidenced in writing and signed by Managers representing a majority of the entire Board. At any meeting of the Board, the presence in person or by telephone or similar electronic communication of Managers representing at least a majority of the Board shall constitute a quorum.

(f) Each Manager serving on the Board shall have one vote on any Company matter. Except as otherwise provided in this Agreement, the business of the Company presented at any meeting of the Board shall be decided by a vote of Managers representing a majority of the entire Board.

(g) In accomplishing all of the foregoing and in fulfilling its obligations pursuant to this Agreement, the Board may, in its sole discretion, retain or use any Company Affiliates’ personnel, properties and equipment or the Board may hire or rent those of third parties and may employ on a temporary or continuing basis outside accountants, attorneys, consultants and others on such terms as the Board deems advisable. No Person, firm or corporation dealing with the Company shall be required to inquire into the authority of the Board to take any action or make any decision.

Section 5.2 Officers.

(a) Designation. The Board may, from time to time, designate individuals (who need not be a Manager) to serve as officers or authorized persons of the Company. The officers may, but need not, include a president and chief executive officer, a chief financial officer, a treasurer, one or more vice presidents and a secretary. Any two or more offices may be held by the same Person.

(b) Term of Office; Removal; Filling of Vacancies.

(i) Each officer and authorized person of the Company shall hold office until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office.

(ii) Any officer or authorized person may be removed at any time by the Board for any or no reason. Designation of an officer or authorized person shall not of itself create any contract rights in favor of such officer or authorized person.

(iii) If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board.

Section 5.3 Acknowledged and Permitted Activities. The Company and the Members acknowledge and agree that (i) none of the Managers or NGP: (A) shall be prohibited or otherwise restricted by his or its relationship with the Company and its subsidiaries from engaging in the business of investing any other Person, entering into agreements to provide advisory services to any Person or acting as a director or advisor to, or other principal of, any Person, regardless of whether such activities are in direct or indirect competition with the business or activities of any of the Company or its subsidiaries and (B) shall have any obligation to offer the Company or its subsidiaries any business opportunity and (ii) the Company and the Members hereby renounce any interest or expectancy in any business opportunity pursued by any Person described in Clause (A) and waive any claim that any such business opportunity constitutes a corporate, partnership or other business opportunity of any of the Company or its subsidiaries. Nothing in this Section 5.3 shall relieve any Person of his confidentiality obligation with respect to Confidential Information as provided in Section 7.5.

Section 5.4 Duties and Services of the Board. The Board shall comply in all respects with the terms of this Agreement. The Board shall be obligated to perform the duties, responsibilities and obligations of the Board hereunder only to the extent that funds of the Company are available therefor. During the existence of the Company, each Manager serving on the Board shall devote such time and effort to the Company’s business as he deems necessary to manage and supervise Company business and affairs in an efficient manner.

Section 5.5 Liability and Indemnification.

(a) To the fullest extent permitted by law and notwithstanding any provision of this Agreement, no Member in its capacity as a Member, Manager in his capacity as a Manager, officer in his or her capacity as an officer, or authorized person in his or her capacity as an authorized person shall have any duty, fiduciary or otherwise, to the Company or any Member in connection with the business and affairs of the Company or any consent or approval given or withheld pursuant to this Agreement, other than the implied contractual covenant of good faith and fair dealing. The foregoing sentence will not be deemed to alter the contractual obligations of a Member to another Member or the Company pursuant to the Transaction Documents. To the maximum extent permitted by applicable law, each Member acknowledges and agrees that any Manager, officer or authorized person shall serve in such capacity to represent the interests of NGP and shall be entitled to consider only such interests (including the interests of NGP) and factors specified by NGP, and shall not owe duties, fiduciary or otherwise (including any duty of disclosure), at law, in equity or under the Transaction Documents, to the Company, any other Member or to any creditor of the Company (even if the Company is insolvent or near insolvency), other than the implied contractual covenant of good faith and fair dealing. To the maximum extent permitted by applicable law, each Member acknowledges and agrees that any Member may act hereunder to represent its own interests and shall be entitled to consider only such interests (including its own interests), and shall not owe duties, fiduciary or otherwise (including any duty of disclosure), at law, in equity or under the Transaction Documents, to the Company, any other Member or to any creditor of the Company (even if the Company is insolvent or near insolvency), other than the implied contractual covenants of good faith and fair dealing. The Company’s officers, authorized persons, the Board, the Members and their Affiliates, and their respective managers, members, partners, officers, authorized persons, directors, employees, authorized persons and agents, shall not be liable, responsible or accountable in damages or otherwise to the Company or the other Members for any acts or omissions that do not constitute a violation of the implied contractual covenant of good faith and fair dealing, and the Company shall indemnify to the maximum extent permitted under the Act and save harmless the Company’s officers, authorized persons, the Board and the Members and their Affiliates, and their respective managers, members, partners, officers, authorized persons, directors, employees and agents (individually, an “Indemnitee”) from all liabilities reasonably incurred or suffered by any such Indemnitee in connection with the activities of the Company or its subsidiaries. Any act or omission performed or omitted by an Indemnitee on advice of legal counsel or an independent consultant who has been employed or retained by the Company shall be presumed to have been performed or omitted in good faith without gross negligence or willful misconduct. THE PARTIES RECOGNIZE THAT THIS PROVISION SHALL RELIEVE ANY SUCH INDEMNITEE FROM ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, CLAIMS, ACCOUNTS AND CAUSES OF ACTION WHATSOEVER ARISING OR TO ARISE OUT OF ANY NEGLIGENCE BY ANY SUCH INDEMNITEE, AND SUCH INDEMNITEE SHALL BE ENTITLED TO INDEMNIFICATION FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE NEGLIGENCE.

(b) The Company shall, to the maximum extent permitted under the Act, pay or reimburse expenses incurred by an Indemnitee in connection with the Indemnitee’s appearance as a witness or other participation in a proceeding involving or affecting the Company at a time when the Indemnitee is not a named defendant or respondent in the proceeding.

(c) The Board shall have the right to require that any contract entered into by the Company provide that the Board shall have no personal liability for the obligations of the Company thereunder.

(d) The indemnification provided by this Section 5.5 shall be in addition to any other rights to which each Indemnitee may be entitled under any agreement or vote of the Members, as a matter of law or otherwise, both as to action in the Indemnitee’s capacity as a Member or an officer, authorized person, director, manager, employee or agent of a Member or as a Person serving at the request of the Company as set forth above and to action in another capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitees.

(e) In no event may an Indemnitee subject the Members to personal liability by reason of this indemnification provision.

(f) An Indemnitee shall not be denied indemnification in whole or in part under this Section 5.5 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(g) The Company hereby agrees, and the Members hereby acknowledge, that: (i) to the extent legally permitted and as required by the terms of this Agreement and the Certificate (or by the terms of any other agreement between the Company and a Sponsor Indemnitee), (A) the Company is the indemnitor of first resort (i.e., its obligations to each Sponsor Indemnitee are primary and any obligation of the Sponsor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any Sponsor Indemnitee are secondary) and (B) the Company shall be required to advance the full amount of expenses incurred by a Sponsor Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement, without regard to any rights that a Sponsor Indemnitee may have against the Sponsor Indemnitors and (ii) the Company irrevocably waives, relinquishes and releases the Sponsor Indemnitors from any and all claims for contribution, subrogation or any other recovery of any kind in respect of any of the matters described in clause (i) of this sentence for which any Sponsor Indemnitee has received indemnification or advancement from the Company. No advancement or payment by the Sponsor Indemnitors on behalf of any Sponsor Indemnitee with respect to any claim for which a Sponsor Indemnitee has sought indemnification from the Company shall affect the foregoing and that the Sponsor Indemnitors shall have a right of contribution or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Sponsor Indemnitee against the Company.

Section 5.6 Contracts with Affiliates. The Company may enter into contracts and agreements with any Member and/or any of its Affiliates for the rendering of services and the sale and lease of supplies and equipment on such arm’s-length terms that are no less favorable to the Company than those available from unrelated third parties as determined by the Board.

Section 5.7 Reimbursement of Members. The Company or its subsidiaries shall pay or reimburse to NGP all reasonable direct and indirect costs and expenses incurred by NGP to the extent solely related to the Company, including legal fees and accounting fees.

Section 5.8 Insurance. The Company shall acquire and maintain insurance covering such risks and in such amounts as the officers or authorized persons of the Company shall, from time to time, determine to be necessary or appropriate.

Section 5.9 Tax Elections and Status.

(a) The Board shall make such tax elections on behalf of the Company as it shall deem appropriate in its sole discretion.

(b) The Members agree to classify the Company as a partnership for income tax purposes. Therefore, any provision hereof to the contrary notwithstanding, solely for income tax purposes, each of the Members hereby recognizes that the Company, so long as it has at least two Members, shall be subject to all provisions of subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code and, to the extent permitted by law, any comparable state or local income tax provisions. Neither the Company, any Member nor any Manager shall make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state law or to be classified as other than a partnership pursuant to Treasury Regulation Section 301.7701-3.

Section 5.10 Tax Returns. The Company shall deliver necessary tax information to each Member after the end of each fiscal year of the Company. Not less than 60 days prior to the date (as extended) on which the Company intends to file its federal income tax return or any state income tax return but in any event no earlier than March 1 of each year, the return proposed by the Board to be filed by the Company shall be furnished to the Members (other than Members holding Incentive Units) for review; provided, however, that an IRS Form K-1 or a good faith estimate of the amounts to be included on such IRS Form K-1 for each Member shall be sent to each Member on or before March 1 of each year. In addition, not more than 10 days after the date on which the Company files its federal income tax return or any state income tax return, a copy of the return so filed shall be furnished to the Members.

Section 5.11 Tax Matters Member. NGP II shall be designated the tax matters member under Section 6231 of the Internal Revenue Code (in such capacity, the “Tax Matters Member”). The Tax Matters Member is authorized to take such actions and to execute and file all statements and forms on behalf of the Company which may be permitted or required by the applicable provisions of the Internal Revenue Code or Treasury Regulations issued thereunder. The Tax Matters Member shall have full and exclusive power and authority on behalf of the Company to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Tax Matters Member shall keep the Members informed as to the status of any audit of the Company’s tax affairs, and shall take such action as may be necessary to cause any Member so requesting to become a “notice partner” within the meaning of Section 6223 of the Internal Revenue Code.

Section 5.12 Outside Manager Expenses. Each member of the Board shall be entitled to be reimbursed by the Company for all reasonable out-of-pocket expenses incurred by such Person in connection with the services rendered on behalf of, or for the benefit of, the Company.

ARTICLE VI

RIGHTS OF MEMBERS

Section 6.1 Rights of Members. Each of the Members shall have the right to: (a) have the Company books and records (including those required under the Act) kept at the principal United States office of the Company and at all reasonable times to inspect and copy any of them at the sole expense of such Member for any reasonably requested purpose; (b) have dissolution and winding up of the Company by decree of court as provided for in the Act and (c) exercise all rights of a Member under the Act (except to the extent otherwise specifically provided herein). Notwithstanding the foregoing, the Members shall not have the right to receive data pertaining to the properties of the Company if the Company is subject to a valid agreement prohibiting the distribution of such data or if the Board shall otherwise determine that such data is Confidential Information.

Section 6.2 Limitations on Members. No Member (in his or its capacity as a Member) shall: (a) be permitted to take part in the business or control of the business or affairs of the Company; (b) have any voice in the management or operation of any Company property or (c) have the authority or power to act as agent for, or on behalf of, the Company or any other Member, to do any act which would be binding on the Company or any other Member, or to incur any expenditures on behalf of or with respect to the Company. No Member (in his or its capacity as a Member) shall hold out or represent to any third party that the Members have any such power or right or that the Members are anything other than “members” of the Company. The foregoing provision shall not be applicable to a Member acting in his or its capacity as a member of the Board or an officer, authorized person or employee of the Company.

Section 6.3 Liability of Members. Except as otherwise provided under the Act, the debts, liabilities, contracts and other obligations of the Company (whether arising in contract, tort or otherwise) shall be solely the debts, liabilities, contracts and other obligations of the

Company, and no Member in its capacity as such shall be liable personally for any debts, liabilities, contracts or other obligations of: (i) the Company, except to the extent and under the circumstances set forth in any non-waivable provision of the Act or in any separate written instrument signed by the applicable Member or (ii) any other Member. No Member shall have any responsibility to restore any negative balance in its Capital Account or to contribute to or in respect of the liabilities or obligations of the Company or to return distributions made by the Company, except as expressly provided in this Agreement or required by any non-waivable provision of the Act. The agreement set forth in the immediately preceding sentence shall be deemed to be a compromise with the consent of all of the Members for purposes of Section 18-502(b) of the Act. However, if any court of competent jurisdiction orders, holds or determines that, notwithstanding the provisions of this Agreement, any Member is obligated to restore any such negative balance, make any such contribution or make any such return, such obligation shall be the obligation of such Member and not of any other Person.

Section 6.4 Withdrawal and Return of Capital Contributions. No Member shall be entitled to (a) withdraw from the Company, except upon the assignment by such Member of all of its Company Interest in accordance with Article IX or (b) the return of its Capital Contributions, except to the extent, if any, that distributions made pursuant to the express terms of this Agreement may be considered as such by law or upon dissolution and liquidation of the Company, and then only to the extent expressly provided for in this Agreement and as permitted by law.

Section 6.5 Voting Rights. Except as otherwise provided herein, to the extent that the vote of the Members may be required hereunder, the act of NGP shall be an act of the Members. Notwithstanding anything in this Agreement to the contrary, with respect to any Company Interests held by any Member who is an Employee, such Company Interests shall be non-voting if and when such Person’s status as an Employee is terminated for any reason or without reason, including by termination, resignation, death or disability and the Incentive Units will be non-voting.

ARTICLE VII

BOOKS, REPORTS, MEETINGS AND CONFIDENTIALITY

Section 7.1 Capital Accounts, Books and Records.

(a) The Company shall keep books of account for the Company in accordance with the terms of this Agreement. Such books shall be maintained at the principal office of the Company.

(b) An individual capital account (the “Capital Account”) shall be maintained by the Company for each Member as provided below:

(i) The Capital Account of each Member shall, except as otherwise provided herein, be increased by the amount of cash and the fair market value of any property contributed to the Company by such Member (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Internal Revenue Code) and by such Member’s share of the Net Profits of the Company and special allocations under

Section 4.2, and shall be decreased by such Member’s share of the Net Losses of the Company and special allocations under Section 4.2 and by the amount of cash or the fair market value of any property distributed to such Member (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Internal Revenue Code).

(ii) Any adjustments of basis of Company property provided for under Sections 734 and 743 of the Internal Revenue Code and comparable provisions of state law (resulting from an election under Section 754 of the Internal Revenue Code or comparable provisions of state law) shall not affect the Capital Accounts of the Members (unless otherwise required by applicable Treasury Regulations), and the Members’ Capital Accounts shall be debited or credited pursuant to the terms of this Section 7.1 as if no such election had been made.

(iii) Capital Accounts shall be adjusted, in a manner consistent with this Section 7.1, to reflect any adjustments in items of Company income, gain, loss or deduction that result from amended returns filed by the Company or pursuant to an agreement by the Company with the Internal Revenue Service or a final court decision.

(iv) It is the intention of the Members that the Capital Accounts of each Member be kept in the manner required under Treasury Regulation Section 1.704-1(b)(2)(iv). To the extent any additional adjustment to the Capital Accounts is required by such regulation, the Board is hereby authorized to make such adjustment after notice to the Members.

(v) In accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(f), upon a Member’s contribution to the Company of cash or properties in exchange for a Company Interest, the Capital Accounts of all Members and the Carrying Values of all Company properties shall, immediately prior to such issuance, be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to the Company properties, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual Transfer of each such property immediately prior to such contribution for an amount equal to its fair market value and had been allocated to the Members at such time pursuant to Sections 4.1 and 4.2.

(vi) Any Person who acquires a Company Interest directly from a Member, or whose Company Interest shall be increased by means of a Transfer to it of all or part of the Company Interest of another Member, shall have a Capital Account (including a credit for all Capital Contributions made by such Member Transferring such Company Interest) which includes the Capital Account balance of the Company Interest or portion thereof so acquired or Transferred.

Section 7.2 Bank Accounts. The Board shall cause one or more Company accounts to be maintained in a bank (or banks) that is a member of the Federal Deposit Insurance Corporation or some other financial institution, which accounts shall be used for the payment of the expenditures incurred by the Company in connection with the business of the Company, and in which shall be deposited any and all receipts of the Company. The Board shall determine the number of and the Persons who will be authorized as signatories on each such bank account. The Company may invest the Company funds in such money market accounts or other investments as the Board shall determine to be of high quality.

Section 7.3 Reports. The Company shall provide NGP with copies of such financial reports as shall be reasonably requested from time to time and such other information reasonably requested by NGP and any such other reports and financial information as the Board shall determine from time to time.

Section 7.4 Meetings of Members. The Board may hold meetings of the Members from time to time to inform and consult with the Members concerning the Company’s assets and such other matters as the Board deems appropriate, provided that nothing in this Section 7.4 shall require the Board to hold any such meetings. Such meetings shall be held at such times and places, as often and in such manner, as shall be determined by the Board. The Board at its election may separately inform and consult with the Members for the above purposes without the necessity of calling and/or holding a meeting of the Members. Notwithstanding the foregoing provisions of this Section 7.4, the Members shall not be permitted to take part in the business or control of the business of the Company; it being the intention of the parties that the involvement of the Members as contemplated in this Section 7.4 is for the purpose of informing the Members with respect to various Company matters, explaining any information furnished to the Members in connection therewith, answering any questions the Members may have with respect thereto and receiving any ideas or suggestions the Members may have with respect thereto; it being the further intention of the parties that the Board shall have full and exclusive power and authority on behalf of the Company to acquire, manage, control and administer the assets, business and affairs of the Company in accordance with Section 5.1 and the other applicable provisions of this Agreement.

Section 7.5 Confidentiality. No Member shall use, publish, disseminate or otherwise disclose, directly or indirectly, any Confidential Information that should come into the possession of such Member for other than a proper Company purpose. No Member shall disclose any such Confidential Information, except as expressly authorized by this Agreement or by the Board, or as required by law or governmental or regulatory authority. Each Member shall instruct all Affiliates (including their representatives, agents and counsel) to comply with this Section 7.5; provided, however, NGP I and NGP II shall only be required to instruct their controlling Affiliates to comply with this Section 7.5. If a Member is required by law or court order to disclose information that would otherwise be Confidential Information under this Agreement, such Member shall immediately notify the Company of such notice and provide the Company the opportunity to resist such disclosure by appropriate proceedings. The terms of this Section 7.5 shall survive with respect to each Member until the earlier to occur of (a) the date following one year from the date of the liquidation of the Company and (b) the date following two years from the date such Member ceases to be a Member.

ARTICLE VIII

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 8.1 Dissolution. The Company shall be dissolved only upon the occurrence of any of the following:

(a) the consent in writing of NGP;

(b) at any time when there are no Members; and

(c) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act;

provided, however, if the event described in Section 8.1(b) shall occur, the Company shall not be dissolved, and the business of the Company shall be continued, if the requirements of Section 18-801 of the Act for the avoidance of dissolution are satisfied.

Section 8.2 Liquidation and Termination. Upon dissolution of the Company, the Board or, if the Board so desires, a Person selected by the Board, shall act as liquidator or shall appoint one or more liquidators who shall have full authority to wind up the affairs of the Company and make final distribution as provided herein. The liquidator shall continue to operate the Company properties with all of the power and authority of the Board. The steps to be accomplished by the liquidator are as follows:

(a) As promptly as possible after dissolution and again after final liquidation, the liquidator, if requested by any Member, shall cause a proper accounting to be made by the Company’s independent accountants of the Company’s assets, liabilities and operations through the last day of the month in which the dissolution occurs or the final liquidation is completed, as appropriate.

(b) The liquidator shall pay all of the debts and liabilities of the Company (including all expenses incurred in liquidation) or otherwise make adequate provision therefor (including the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine). After making payment or provision for all debts and liabilities of the Company, the liquidator shall sell all properties and assets of the Company for cash as promptly as is consistent with obtaining the best price therefor; provided, however, that upon the consent of NGP, the liquidator may distribute such properties in kind. All Net Profit and Net Loss (or other items of income, gain loss or deduction allocable under Section 4.2) realized on such sales shall be allocated to the Members as provided in this Agreement, and the Capital Accounts of the Members shall be adjusted accordingly. In the event of a distribution of properties in kind, the liquidator shall first adjust the Capital Accounts of the Members by the amount of any Net Profit and Net Loss (or other items of income, gain loss or deduction allocable under Section 4.2) that would have been recognized by the Members if such properties had been sold at fair market value. The liquidator shall then distribute the proceeds of such sales or such properties to the Members in the manner provided in Section 4.3(a). If the foregoing distributions to the Members do not equal the Member’s respective positive Capital Account balances as determined after giving effect to the foregoing adjustments and to all adjustments attributable to allocations of Net Profit and Net Loss realized by the Company during the taxable year in question and all adjustments attributable to contributions and distributions of money and property effected prior to such distribution, then, the allocations of Net Profit and Net Loss provided for in this Agreement shall be adjusted, to the least extent necessary, to produce a Capital Account balance for each Member which corresponds to the amount of the distribution to such Member. Each Member shall have the right to designate another Person to receive any property which otherwise would be distributed in kind to that Member pursuant to this Section 8.2.

(c) Except as expressly provided herein, the liquidator shall comply with any applicable requirements of the Act and all other applicable laws pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

(d) The distribution of cash and/or property to the Members in accordance with the provisions of this Section 8.2 shall constitute a complete return to the Members of their Capital Contributions and a complete distribution to the Members of their Company Interest and all Company property.

ARTICLE IX

ASSIGNMENTS OF COMPANY INTERESTS

Section 9.1 Assignments of Company Interests.

(a) No Member’s Company Interest or rights therein shall be Transferred, or made subject to an Indirect Transfer, in whole or in part, without the prior written consent of the Board except as provided in this Section 9.1; provided, however, each of NGP I and NGP II may Transfer their respective Company Interests or make any Indirect Transfer subject to compliance with Section 9.1(c), and, if applicable, Sections 9.1(e)(i) and 9.1(e)(iii); provided, further, if NGP I or NGP II Transfers any Company Interest or makes an Indirect Transfer (excluding, in each case, any Excluded Affiliate Transfer), the proceeds of such Transfer must be distributed to all Members as though the sale proceeds had been distributed by the Company to the Members pursuant to Section 4.3(a).

(b) Any Member (including Members holding Incentive Units) may assign his or its Company Interest without the consent of the Board pursuant to an Excluded Affiliate Transfer.

(c) In addition to any of the other requirements and prohibitions in this Section 9.1, any permitted Transfer must meet the availability of an exemption from registration under the Securities Act, and applicable state securities laws in connection with such Transfer and stating the factual and statutory bases relied upon by such counsel, and the Company may require an opinion of counsel in form and substance reasonably acceptable to the Company and its counsel as to these matters as a condition to the effectiveness of such Transfers.

(d) Any attempt by a Member to assign its Company Interest in violation of any provision of this Section 9.1 shall be void ab initio. Unless an assignee of a Company Interest becomes a substituted Member in accordance with the provisions set forth below, such assignee shall not be entitled to any of the rights granted to a Member hereunder, other than the right to receive allocations of income, gains, losses, deductions, credits and similar items and distributions to which the assignor would otherwise be entitled, to the extent such items are assigned.

(e) An assignee of a Company Interest shall become a substituted Member entitled to all of the rights of a Member if, and only if, (i) the assignor gives the assignee such right; (ii) the Board consents in writing to such substitution, the granting or denying of which shall be in the Board’s sole discretion; (iii) the assignee executes and delivers such instruments, in form and substance satisfactory to the Board, as the Board may deem necessary or desirable to effect such substitution and to confirm the agreement of the assignee to be bound by all of the terms and provisions of this Agreement and (iv) if the Board so requires, the assignee reimburses the Company for any costs incurred by the Company in connection with such assignment and substitution. Upon the satisfaction of such requirements, such assignee shall be admitted as of such date as shall be provided for in any document evidencing such assignment as a substituted Member of the Company.

(f) The Company and the Board shall be entitled to treat the record Member of any Company Interest as the absolute Member thereof in all respects and shall incur no liability for distributions of cash or other property made in good faith to such Member until such time as a written assignment of such Company Interest that complies with the terms of this Agreement has been received by the Board.

ARTICLE X

REPRESENTATIONS AND WARRANTIES

Each Member hereby represents and warrants to the Company and all other Members that such Member:

(a) has sufficient financial resources to continue such Member’s investment in the Company for an indefinite period;

(b) has adequate means of providing for its current needs and contingencies and can afford a complete loss of its investment in the Company;

(c) intends to acquire and hold its Company Interest solely for its private investment and for its own account and with no view or intention to Transfer such Company Interest (or any portion thereof);

(d) has no contract, undertaking, agreement or arrangement with any Person to sell or otherwise Transfer to any Person, or to have any Person sell on behalf of such Member, its Company Interest (or any portion thereof), and such Member is not engaged in, and does not plan to engage within the foreseeable future in, any discussion with any Person relative to the sale or any Transfer of its Company Interest (or any portion thereof);

(e) is not aware of any occurrence, event or circumstance upon the happening of which such Member intends to attempt to Transfer its Company Interest (or any portion thereof), and such Member does not have any present intention of Transferring its Company Interest (or any portion thereof) after the lapse of any particular period of time;

(f) by making other investments of a similar nature and/or by reason of his/its business and financial experience or the business and financial experience of those Persons it has retained to advise such Member with respect to its investment in the Company, is a sophisticated investor who has the capacity to protect its own interest in investments of this nature and is capable of evaluating the merits and risks of this investment;

(g) has had all documents, records, books and due diligence materials pertaining to this investment made available to such Member and such Member’s accountants and advisors; such Member has also had an opportunity to ask questions of and receive answers from the Company concerning this investment; and such Member has all of the information deemed by such Member to be necessary or appropriate to evaluate the investment and the risks and merits thereof;

(h) has a close business association with the Company or certain of its Affiliates, thereby making the Member a well-informed investor for purposes of this investment; and

(i) is aware of the following:

(i) the Company is newly organized and has no financial or operating history and, further, the investment in the Company is speculative and involves a high degree of risk of loss by the Member of its entire investment, with no assurance of any income from such investment;

(ii) no federal or state agency has made any finding or determination as to the fairness of the investment, or any recommendation or endorsement, of such investment;

(iii) there are substantial restrictions on the Transferability of the Company Interest of such Member, there will be no public market for the Company Interest and, accordingly, it may not be possible for such Member readily to liquidate its investment in the Company in case of emergency;

(iv) an exemption from registration under the Securities Act or any applicable state securities laws under the Securities Act or any applicable state securities laws may not be available if the Company Interest is acquired by such Member with a view to resale or distribution thereof under any conditions or circumstances as would constitute a distribution of such Company Interest within the meaning and purview of the Securities Act or the applicable state securities laws; and

(v) any federal or state income tax benefits which may be available to such Member may be lost through changes to existing laws and regulations or in the interpretation of existing laws and regulations; and in making this investment such Member is relying, if at all, solely upon the advice of its own tax advisors with respect to the tax aspects of an investment in the Company.

Each Member agrees that (x) its Company Interest shall not be resold unless the provisions set forth in Article IX are complied with and (y) it has no right to require registration of its Company Interest under the Securities Act or applicable state securities laws and, in view of the nature of the Company and its business, such registration is neither contemplated nor likely.

Each of the representations and warranties in this Article X made with respect to Company Interests are hereby also given by each Member with respect to such Member’s interests (whether acquired hereafter or at any other time) in PublicCo.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Notices. All notices, elections, demands or other communications required or permitted to be made or given pursuant to this Agreement shall be in writing and shall be considered as properly given or made on the date of actual delivery (so long as delivery is made on a business day) if given by (a) personal delivery; (b) United States mail; (c) expedited overnight delivery service with proof of delivery or (d) via facsimile with confirmation of delivery, addressed to the respective addressee(s). Any Member may change its address by giving notice in writing to the other Members of its new address.

Section 11.2 Amendment.

(a) In addition to the right of the Board to amend this Agreement as provided below, and except as otherwise provided below, any change, modification or amendment to this Agreement shall be effective if made by an instrument in writing that has been duly approved by the Board and NGP.

(b) Notwithstanding Section 11.2(a) with respect to any change, modification or amendment to this Agreement that would (i) increase the liability or duties of any of the Members; (ii) change the contributions required of any of the Members; (iii) cause the Company to be taxed as a corporation or (iv) otherwise result in any disproportionate and material adverse tax consequences for any Member, such change, modification or amendment shall not be binding on such Member unless contained in a written instrument duly executed by such Member; provided, however, that this Section 11.2(b) shall not apply to the Board’s ability to amend this Agreement pursuant to Article III; provided further, that any amendment which is made to facilitate a merger or consolidation of the Company with any other entity, to convert the Company into another entity, or to cause the Company to participate in an exchange of interests or some type of business combination with any other entity, shall require the approval only of the Board and NGP, if each of the material terms and provisions of such merger, consolidation, conversion, exchange or combination provides for equal and/or proportionate treatment of each of the Members holding a class or series of Company Interests relative to the other Members holding the same class or series of Company Interests.

(c) Notwithstanding anything herein to the contrary, the Board may change, modify or amend this Agreement in a written instrument to (i) change the name of the Company; (ii) admit new or substituted Members in accordance with the terms of Article IX; (iii) in a manner that does not adversely affect the Members in any disproportionate and material respect and (iv) ensure that the Company is not and will not be treated as an association taxable as a corporation for federal income tax purposes or to conform with changes in applicable tax law (provided, however, such changes do not have a material adverse effect on the Members); provided, however, that the Board notifies the Members of such change, modification or amendment.

(d) Notwithstanding anything herein to the contrary, prior to January 2, 2019, any change, amendment or modification to Sections 4.3 or 8.1 shall require the prior written consent of Rice Holdings.

Section 11.3 Partition. Each of the Members hereby irrevocably waives for the term of the Company any right that such Member may have to maintain any action for partition with respect to the Company property.

Section 11.4 Entire Agreement. This Agreement and the other documents contemplated hereby constitute the full and complete agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior contracts or agreements with respect to the subject matter hereof, whether oral or written, including the Original Agreement.

Section 11.5 Severability. Every provision in this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

Section 11.6 No Waiver. The failure of any Member to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not constitute a waiver of such Member’s right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

Section 11.7 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the internal laws of the State of Delaware, without regard to rules or principles of conflicts of law requiring the application of the law of another State.

Section 11.8 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Members and their respective heirs, legal representatives, successors and assigns; provided, however, that no Member may Transfer all or any part of its rights or Company Interest or any interest under this Agreement, except in accordance with Article IX. Nothing in this Agreement (express or implied) is intended to confer upon any Person other than the Members any rights or remedies of any nature whatsoever under or by reason of this Agreement; provided, however, that each Indemnitee is hereby granted third-party beneficiary status with respect to Section 5.5 and shall be entitled to enforce such obligations as if such Indemnitee were a party hereto; provided, further, that Rice Holdings is hereby granted third-party beneficiary status with respect to Section 11.2(d) and shall be entitled to enforce such obligations as if Rice Holdings were a party hereto.

Section 11.9 Arbitration. Any dispute arising out of or relating to this Agreement, the Transaction Documents or the Company, including claims sounding in contract, tort, statutory or otherwise (a “Dispute”), shall be settled exclusively and finally by arbitration in accordance with this Section 11.9.

(a) Rules and Procedures. Such arbitration shall be administered by JAMS/Endispute, Inc., a Delaware corporation and national dispute resolution company (“JAMS”), pursuant to (i) the JAMS Streamlined Arbitration Rules and Procedures, if the amount in controversy is $250,000 or less or (ii) the JAMS Comprehensive Arbitration Rules and Procedures, if the amount in controversy exceeds $250,000 (each, as applicable, the “Rules”). The making, validity, construction and interpretation of this Section 11.9, and all procedural aspects of the arbitration conducted pursuant hereto, shall be decided by the arbitrator(s). For purposes of this Section 11.9, “amount in controversy” means the stated amount of the claim, not including interest or attorneys’ fees, plus the stated amount of any counterclaim, not including interest or attorneys’ fees. If the claim or counterclaim seeks a form of relief other than damages, such as injunctive or declaratory relief, it shall be treated as if the amount in controversy exceeds $250,000, unless all parties to the Dispute otherwise agree.

(b) Discovery. Discovery shall be allowed only to the extent permitted by the Rules.

(c) Time and Place. All arbitration proceedings hereunder shall be conducted in Dallas, Texas or such other location as all parties to the Dispute may agree. Unless good cause is shown or all parties to the Dispute otherwise agree, the hearing on the merits shall be conducted within 180 days of the initiation of the arbitration, if the arbitration is being conducted under the Streamlined Arbitration Rules, or within 270 days of the initiation of the arbitration, if the arbitration is being conducted under the Comprehensive Arbitration Rules. However, it shall not be a basis to challenge the outcome or result of the arbitration proceeding that it was not conducted within the specified timeframe, nor shall the failure to conduct the hearing within the specified timeframe in any way waive the right to arbitration as provided for herein.

(d) Arbitrator(s).

(i) If the amount in controversy is $250,000 or less, the arbitration shall be before a single arbitrator selected by JAMS in accordance with the Rules.

(ii) If the amount in controversy is more than $250,000, the arbitration shall be before a panel of three arbitrators, selected in accordance with this paragraph. The party initiating the arbitration shall designate, with its initial filing, its choice of arbitrator. Within 30 days of the notice of initiation of the arbitration procedure, the opposing party to the Dispute shall select one arbitrator. If any party to the Dispute shall fail to select an arbitrator within the required time, JAMS shall appoint an arbitrator for that party. In the event that the Dispute involves three or more parties, JAMS shall determine the parties’ alignment pursuant to Rule 15 and each “side” shall have the right to appoint one arbitrator as provided above. The two arbitrators so selected shall select a third arbitrator, failing agreement on which, the third arbitrator shall be selected in accordance with JAMS Rule 15. Notwithstanding that each party may select an arbitrator, all arbitrators (whether selected by the parties, JAMS or otherwise) shall be independent and shall disclose any relationship that he or she may have with any party to the Dispute at the time of their respective appointment. All arbitrators shall be subject to challenge for cause under JAMS Rule 15. In the event that any party-selected arbitrator is struck for cause, JAMS shall appoint the replacement arbitrator.

(e) Waiver of Certain Damages. Notwithstanding any other provision in this Agreement to the contrary, the Company and the Members expressly agree that the arbitrators shall have absolutely no authority to award consequential, incidental, special, treble, exemplary or punitive damages of any type under any circumstances regardless of whether such damages may be available under Delaware law, or any other laws, or under the Federal Arbitration Act or the Rules, unless such damages are a part of a third-party claim for which a Member is entitled to indemnification hereunder.

(f) Limitations on Arbitrators. The arbitrators shall have authority to interpret and apply the terms and conditions of this Agreement and to order any remedy allowed by this Agreement, including specific performance of the Agreement, but may not change any term or condition of this Agreement, deprive any Member of a remedy expressly provided hereunder or provide any right or remedy that has been excluded hereunder.

(g) Form of Award. The arbitration award shall conform with the Rules, but also contain a certification by the arbitrators that, except as permitted by Section 11.9(e), the award does not include any consequential, incidental, special, treble, exemplary or punitive damages.

(h) Fees and Awards. The fees and expenses of the arbitrator(s) shall be borne equally by each side to the Dispute, but the decision of the arbitrator(s) may include such award of the arbitrators’ expenses and of other costs to the prevailing side as the arbitrators may determine. In addition, the prevailing party shall be entitled to an award of its attorneys’ fees and interest.

(i) Binding Nature. The decision and award shall be binding upon all of the parties to the Dispute and final and nonappealable to the maximum extent permitted by law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any party to the Dispute as a final judgment of such court.

Section 11.10 Spouses.

(a) As a condition to becoming or remaining a Member, each Member that is an individual and is or becomes married, shall cause his or her spouse to promptly execute an agreement in the form of Exhibit B.

(b) If any Company Interest is required by law to be Transferred to a spouse of a holder thereof pursuant to an order of a court of competent jurisdiction in a divorce proceeding (notwithstanding the provisions of Section 9.1), then such holder shall nevertheless retain all rights with respect to such interest and any interest of such spouse shall be subject to such rights of such holder. In addition, if it is determined that the holder will be required to pay any taxes attributable to such interest of the spouse in the Company, then any tax liability of such holder that is attributable to such spouse’s interest shall be taken into account, and shall reduce such spouse’s interest in the Company; in no event shall the Company be required to provide any financial, valuation or other information regarding the Company or any of its subsidiaries or Affiliates or any of their respective assets to the spouse or former spouse of such holder.

(c) Any Company Interests held by an individual who has failed to cause his or her spouse to execute an agreement in the form of Exhibit B and any Company Interests held by a Person who is an assignee shall be subject to the option of the Company to acquire all of such Person’s Company Interests for the fair market value thereof, determined as of the date the Company elects to acquire such Company Interests.

(d) In the event of a property settlement or separation agreement between a Member that is an individual and his or her spouse, such Member shall use his or her best efforts to assign to his or her spouse only the right to share in profits and losses, to receive distributions and to receive allocations of income, gain, loss, deduction or credit or similar item to which the Member was entitled, to the extent assigned.

(e) If a spouse or former spouse of a Member that is an individual acquires a Company Interest without prior approval of the Board, such spouse or former spouse hereby grants, as evidenced by Exhibit B, an irrevocable power of attorney (which shall be coupled with an interest) to the original Member who held such Company Interest, as the case may be, to vote or to give or withhold such approval as such original Member shall himself or herself vote or approve with respect to such matter and without the necessity of the taking of any action by any such spouse or former spouse. Such power of attorney shall not be affected by the subsequent disability or incapacity of the spouse or former spouse granting such power of attorney. Such spouse or former spouse agrees that the Company shall have the option at any time to purchase all of the Company Interests, if any, acquired by such spouse or former spouse at fair market value.

(f) This Section 11.10 shall apply mutatis mutandis to each Member, transferee or any of their respective Affiliates that is controlled by (or for the benefit of) any current or former Employee, which Employee is married or becomes married, and such Employee’s spouse.

Section 11.11 Counterparts. This Agreement may be executed in one or more counterparts (including by electronic means), each of which shall be an original and all of which shall constitute but one and the same document.

Section 11.12 Representation. Each Member hereby acknowledges that the Member has been advised that the Member should seek and has had the opportunity to seek independent legal counsel to review the Transaction Documents on the Member’s behalf and to obtain the advice of such legal counsel relating to such documentation.

*     *     *     *

[Signature Pages Attached]

IN WITNESS WHEREOF, the Members have executed this Agreement as of the day and year first above written.

NGP RE HOLDINGS, L.L.C.
By:	NGP IX US HOLDINGS, LP, its Member
By:	NGP IX Holdings GP, LLC, its General Partner

By:
, Authorized Person

NGP RE HOLDINGS II, L.L.C.
By:	NGP X US HOLDINGS, L.P., its Managing Member
By:	NGP X Holdings GP, L.L.C., its General Partner

By:
, Authorized Person

GINA BANAI

JENNA DIFRANCESCO

MATT FAHEY

JIDE FAMUAGUN

KRIS HANCOCK

RYAN KANTO

GLENN KING

MICHAEL LAUDERBAUGH

LIMITED LIABILITY COMPANY AGREEMENT

SIGNATURE PAGES

JOHN LAVELLE

GRAY LISENBY

DAVID MILLER

VARUN MISHRA

AILEEN RICE

DANIEL J. RICE IV

DEREK RICE

TOBY Z. RICE

ROBERT RIKEMAN

STEPHEN RIKEMAN

JAMIE ROGERS

ZACHARY WILLENS

ROB WINGO

TONYA WINKLER

LIMITED LIABILITY COMPANY AGREEMENT

SIGNATURE PAGES

EXHIBIT A

Name	Address	Carrying Value		Equity of NGP Holdings held as of the Effective Date
				Capital Interest	Legacy Tier I Units	Legacy Tier II Units	Legacy Tier III Units	New Tier I Units	New Tier II Units	New Tier III Units	New Tier IV Units
NGP RE Holdings, L.L.C.		[—	]	Capital Interest	0	0	0	0	0	0	0
NGP RE Holdings II, L.L.C.		[—	]	Capital Interest	0	0	0	0	0	0	0
John Lavelle		0		0	4.95	5	5	5.65	5.65	5.65	5.65
Varun Mishra		0		0	9.90	10	10	7.87	7.87	7.87	7.87
Robert Rikeman		0		0	4.95	5	5	9.78	9.78	9.78	9.78
David Miller		0		0	0.99	1	1	0	0	0	0
Jamie Rogers		0		0	6.93	7	7	2.12	2.12	2.12	2.12
Ryan Kanto		0		0	4.95	5	5	4.81	4.81	4.81	4.81
Zachary Willens		0		0	9.90	10	10	0	0	0	0
Gina Banai		0		0	2.48	2.50	2.50	0	0	0	0
Stephen Rikeman		0		0	0.99	1	1	0	0	0	0
Michael Lauderbaugh		0		0	0.99	1	1	8.27	8.27	8.27	8.27
Glenn King		0		0	4.95	5	5	0	0	0	0
Toby Rice		0		0	3.96	4	4	8.98	8.98	8.98	8.98
Daniel J. Rice IV		0		0	6.93	7	7	7	0	0	0
Derek Rice		0		0	6.93	7	7	7	0	0	0
Aileen Rice		0		0	4.46	4.50	4.50	0	0	0	0
Tonya Winkler		0		0	2.48	2.50	2.50	0	0	0	0
Gray Lisenby		0		0	9.90	10	10	10.28	10.28	10.28	10.28
Jide Famuagun		0		0	4.95	5	5	0	0	0	0
Matt Fahey		0		0	2.48	2.50	2.50	0	0	0	0

A-1

Name	Address	Carrying Value	Equity of NGP Holdings held as of the Effective Date
			Capital Interest	Legacy Tier I Units	Legacy Tier II Units	Legacy Tier III Units	New Tier I Units	New Tier II Units	New Tier III Units	New Tier IV Units
Jenna Difrancesco		0	0	2.48	2.50	2.50	0	0	0	0
Kris Hancock		0	0	2.48	2.50	2.50	0	0	0	0
Rob Wingo		0	0	0	0	0	10	10	10	10

A-2

EXHIBIT B

Consent of Spouse

I, the undersigned spouse of             , one of the Members of NGP Rice Holdings LLC (the “Company”) or a Person who controls a Member of the Company, hereby acknowledge that I have read the Amended and Restated Limited Liability Company Agreement, dated [            ], 2014 (the “Agreement”) and that I understand its contents. I hereby consent to and approve of the provisions of the Agreement, as it may be amended, restated or supplemented from time to time in accordance with its terms, and agree that the Company Interests (as defined in the Agreement) held by my spouse and my interest in such Company Interests are subject to such provisions. I hereby agree, for the benefit of the Company (which is relying hereupon) that (i) my spouse’s interest in the Company is subject to the Agreement and the other agreements referred to therein and any interest I may have in the Company or its equity shall be irrevocably bound by the Agreement and the other agreements referred to therein and any community property interest of mine (if any) shall be similarly bound and (ii) I will take no action at any time to hinder the operations of the Company.

Dated:                                 , 20__

Name:

Address:

Schedule C

Rice Holdings LLC Agreement

FORM OF

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

RICE ENERGY HOLDINGS LLC

[            ], 2014

TABLE OF CONTENTS

		Page
ARTICLE I

FORMATION OF COMPANY
Section 1.1	Formation	1
Section 1.2	Name	1
Section 1.3	Business	1
Section 1.4	Places of Business; Registered Agent; Names and Addresses of Members	2
Section 1.5	Term	2
Section 1.6	Filings	2
Section 1.7	Title to Company Property	2
Section 1.8	No State Law Partnership	2

ARTICLE II

DEFINITIONS AND REFERENCES

Section 2.1	Defined Terms	3
Section 2.2	References and Titles	10

ARTICLE III

CAPITALIZATION AND COMPANY INTERESTS

Section 3.1	Capital Contributions of Members	10
Section 3.2	Return of Contributions	10
Section 3.3	Incentive Units	11

ARTICLE IV

ALLOCATIONS AND DISTRIBUTIONS

Section 4.1	Allocations of Profits and Losses	12
Section 4.2	Special Allocations	13
Section 4.3	Distributions	15
Section 4.4	Income Tax Allocations	17

ARTICLE V

MANAGEMENT AND RELATED MATTERS

Section 5.1	Power and Authority of Board	17
Section 5.2	Officers	20

i

ii

iii

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

RICE ENERGY HOLDINGS LLC

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of Rice Energy Holdings LLC, a Delaware limited liability company (the “Company”), dated effective as of [            ] (the “Effective Date”), is adopted, executed and agreed to by the Members (as defined below).

WHEREAS, the Company has been formed as a limited liability company under the Delaware Limited Liability Company Act (the “Act”) by filing a certificate of formation with the Secretary of State of the State of Delaware on [            ] (as amended, the “Certificate”);

WHEREAS, on [            ], 2014, Rice Energy entered into that limited liability company agreement of the Company (as amended, the “Original Agreement”); and

WHEREAS, pursuant to the Master Reorganization Agreement, dated as of [            ], 2014, by and among the Company, the Members, and the other parties thereto (the “Master Reorganization Agreement”), the Members contributed their equity in Rice Energy Appalachia Holdings LLC to the Company and, in certain cases, NGP in exchange for equity in the Company (as described further herein) and, in certain cases, NGP.

NOW, THEREFORE, in consideration of the premises and the covenants and provisions hereinafter contained, the Members hereby amend and restate the Original Agreement in its entirety and further agree as follows:

ARTICLE I

FORMATION OF COMPANY

Section 1.1 Formation. Subject to the provisions of this Agreement, the Members do hereby desire to establish this Agreement to continue and govern the Company as a limited liability company under the provisions of the Act. The Company was formed upon the execution and filing of the Certificate by the organizer (such Person being hereby authorized to take such action) with the Secretary of State of the State of Delaware.

Section 1.2 Name. The name of the Company shall be Rice Energy Holdings LLC, or such other name as designated by the Board from time to time. The Board shall cause to be filed on behalf of the Company such assumed or fictitious name certificate or certificates or similar instruments as may from time to time be required by law.

Section 1.3 Business. The business of the Company shall be, whether directly or indirectly through subsidiaries, to conduct all activities permissible by applicable law.

Section 1.4 Places of Business; Registered Agent; Names and Addresses of Members.

(a) The address of the principal United States office and place of business of the Company and its street address shall be 171 Hillpointe Drive, Suite 301, Canonsburg, Pennsylvania 15317. The Board, at any time and from time to time, may change the location of the Company’s principal place of business upon giving prior written notice of such change to the Members and may establish such additional place or places of business of the Company as the Board shall determine to be necessary or desirable.

(b) The registered office of the Company in the State of Delaware shall be, and it hereby is, established and maintained at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process on the Company shall be the Corporation Trust Company, whose business address is the same as the Company’s registered office in Delaware. The Board, at any time and from time to time, may change the Company’s registered office or registered agent or both by complying with the applicable provisions of the Act, and may establish, appoint and change additional registered offices and registered agents of the Company in such other states as the Board shall determine to be necessary or advisable.

(c) The mailing address and street address of each of the Members shall be the same as for the Company, unless another address for such Member is set forth on Exhibit A to this Agreement.

Section 1.5 Term. The Company shall continue until terminated in accordance with Section 8.1.

Section 1.6 Filings. Upon the request of the Board, the Members shall promptly execute and deliver all such certificates and other instruments conforming hereto as shall be necessary for the Board to accomplish all filing, recording, publishing and other acts appropriate to comply with all requirements for the formation and operation of a limited liability company under the laws of the State of Delaware and for the qualification and operation of a limited liability company in all other jurisdictions where the Company shall propose to conduct business. Prior to conducting business in any jurisdiction, the Board shall use its reasonable good faith efforts to cause the Company to comply with all requirements for the qualification of the Company to conduct business as a limited liability company in such jurisdiction.

Section 1.7 Title to Company Property. All property owned by the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually, shall have any ownership of such property. The Company may hold its property in its own name or in the name of a nominee which may be the Board or any of its Affiliates or any trustee or agent designated by it.

Section 1.8 No State Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member, for any purposes other than federal or state tax purposes, and this Agreement may not be construed to suggest otherwise.

ARTICLE II

DEFINITIONS AND REFERENCES

Section 2.1 Defined Terms. When used in this Agreement, the following terms shall have the respective meanings set forth below:

“Act” shall have the meaning assigned to such term in the recitals hereto.

“Adjusted Capital Account” shall mean the Capital Account maintained for each Member, (a) increased by any amounts that such Member is obligated to restore or is treated as obligated to restore under Treasury Regulation Sections 1.704-1(b)(2)(ii)(c), 1.704-2(g)(1) and 1.704-2(i)(5)), and (b) decreased by any amounts described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) with respect to such Member. The foregoing definition of “Adjusted Capital Account” is intended to comply with the provisions of Treasury Regulation Sections 1.704-1(b)(2)(ii)(d) and 1.704-2 and shall be interpreted consistently therewith.

“Adjusted Property” shall mean any property the Carrying Value of which has been adjusted pursuant to Section 7.1(b)(v) or any property that has a Carrying Value different than the adjusted tax basis at the time of a Capital Contribution by a Member.

“Affiliate” (whether or not capitalized) shall mean, with respect to any Person: (a) any other Person directly or indirectly owning, controlling or holding power to vote 10% or more of the outstanding voting securities of such Person, (b) any other Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such Person, (c) any other Person directly or indirectly controlling, controlled by or under common control with such Person and (d) any officer, director, member, partner or immediate family member of such Person or any other Person described in subsection (a), (b) or (c) of this paragraph. Notwithstanding the foregoing or anything to the contrary, PublicCo and its subsidiaries shall not be deemed to be Affiliates or subsidiaries of the Company and its subsidiaries; provided, however, in the definition of “cause”, each of PublicCo and its subsidiaries shall be deemed to be a subsidiary of the Company.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this document.

“Board” shall have the meaning assigned to such term in Section 5.1(a).

“Capital Account” shall have the meaning assigned to such term in Section 7.1(b).

“Capital Contributions” shall mean for any Member at the particular time in question the aggregate of the dollar amounts of any cash and the initial Carrying Value of any property contributed to the capital of the Company, or, if the context in which such term is used so indicates, the dollar amounts of cash or the fair market value of any property agreed to be contributed, or requested to be contributed, by such Member to the capital of the Company.

“Capital Interest” shall mean Rice Energy’s (and its successors’ and assigns’) membership interest in the Company, with the rights and obligations specified in this Agreement.

“Carrying Value” shall mean with respect to any asset, the value of such asset as reflected in the Capital Accounts of the Members. The Carrying Value of any asset shall be such asset’s adjusted basis for federal income tax purposes, except as follows:

(a) The initial Carrying Value of any asset contributed by a Member to the Company will be the fair market value of the asset on the date of the contribution, as determined by the Board; provided, however, that the Carrying Value of the assets contributed by Rice Energy pursuant to the Master Reorganization Agreement shall be as set forth on Exhibit A.

(b) The Carrying Value of all Company assets shall be adjusted to equal their respective fair market values, as determined by the Board, upon (i) the acquisition of an additional Company Interest by any new or existing Member in exchange for a Capital Contribution that is not de minimis; (ii) the distribution by the Company to a Member of Company property that is not de minimis as consideration for a Company Interest; (iii) the grant of a Company Interest for the performance of services that is not de minimis to or for the benefit of the Company by any new or existing Member; (iv) the liquidation of the Company within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g)(1) (other than pursuant to Internal Revenue Code Section 708(b)(1)(B)); or (v) any other event to the extent determined by the Board to be necessary to properly reflect Carrying Values in accordance with the standards set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(q); provided that adjustments pursuant to clauses (i), (ii), and (iii) above shall be made only if the Board determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company.

(c) The Carrying Value of any Company asset distributed to any Member shall be adjusted to equal the fair market value of such asset on the date of distribution, as determined by the Board.

(d) The Carrying Value of all Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such property pursuant to Internal Revenue Code Section 734(b) or Internal Revenue Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) and clause (f) of the definition of Net Profit or Net Loss or Section 4.2(e); provided, however, that the Book Value of Company assets shall not be adjusted pursuant to this clause (d) to the extent that the Board determines an adjustment pursuant to clause (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

(e) If the Carrying Value of any Company asset has been determined or adjusted pursuant to clauses (a), (b) or (d) hereof, the Carrying Value of an asset shall be adjusted by Depreciation taken into account with respect to such asset for purposes of computing Net Profits, Net Losses and other items allocated pursuant to Sections 4.1 and 4.2.

(f) The Carrying Value of Company assets shall be adjusted at such other times as required in the applicable Treasury Regulations.

“Company” shall have the meaning assigned to it in the introductory paragraph of this Agreement.

“Company Interest” shall mean a membership interest in the Company, including any Capital Interests and any Incentive Units.

“Company Nonrecourse Liabilities” shall mean nonrecourse liabilities (or portions thereof) of the Company for which no Member bears the economic risk of loss in accordance with applicable Treasury Regulations.

“Confidential Information” shall mean, without limitation, all proprietary and confidential information of the Company and its subsidiaries or Affiliates, including business opportunities of the Company and its subsidiaries or Affiliates, intellectual property and any other information heretofore or hereafter acquired, developed or used by the Company and its subsidiaries or Affiliates relating to their business, including any confidential information contained in any lease files, well files and records, land files, abstracts, title opinions, title or curative matters, contract files, seismic records, electric logs, core data, pressure data, production records, geological and geophysical reports and related data, memoranda, notes, records, drawings, correspondence, financial and accounting information, customer lists, statistical data and compilations, patents, copyrights, trademarks, trade names, inventions, formulae, methods, processes, agreements, contracts, manuals or any other documents relating to the business of the Company and its subsidiaries or Affiliates, developed by, or originated by any third party and brought to the attention of, the Company and its Affiliates.

“Credited Shares” shall have the meaning set forth in Section 4.3.

“Credited Value” shall have the meaning set forth in Section 4.3.

“D. Rice III” shall mean Daniel J. Rice III.

“Depreciation” shall mean for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such fiscal year or other period, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis (unless the adjusted tax basis at the beginning of such year or other period is equal to zero, in which event Depreciation shall be determined under any reasonable method selected by the Board).

“Dispute” shall have the meaning assigned to such term in Section 11.9.

“Distributable Amounts” shall mean, as of the date of determination, the aggregate of (a) available cash of the Company, and (b) the product of (i) the sum of the number of shares of common stock of PublicCo held by the Company and the Credited Shares (as adjusted per Section 4.3), in each case, as of such date, multiplied by (ii) the Distributable Amount Value, in excess of the liabilities of the Company on such date, in each case as determined by the Board.

“Distributable Amount Value” means, as of the date of determination, with respect to any share of common stock of PublicCo, the volume-weighted average trading price of a share of common stock of PublicCo on the New York Stock Exchange over the 30-trading day period ending on and including the trading day immediately preceding such date of determination; provided, however, that for purposes of the Initial Distribution, subject to Section 4.3(a), the Distributable Amount Value shall mean the price per share of common stock of PublicCo to the public in the IPO.

“Effective Date” shall have the meaning assigned to such term in the preamble hereto.

“Employee” shall mean an individual who is employed by, or serves as an independent contractor for, PublicCo or any of its subsidiaries. In the event any provision of this Agreement refers to the resignation of an Employee, such resignation or termination shall apply to the entity that is the employer of such Employee.

“Excluded Affiliate Transfer” shall mean (a) any Transfer of a Company Interest by a Member who is a natural person to a member of such Member’s family or to a revocable trust for estate planning purposes, but only if and for so long as such Transferring Member retains the exclusive right to vote such Company Interest following such Transfer; (b) any Transfer occurring by operation of law upon the death or mental incapacity of a Member who is a natural person; (c) any Transfer to a corporation, partnership or limited liability company that is wholly owned and controlled (through voting rights) by such Member, but only if and for so long as such Transferring Member retains the exclusive right to vote such Company Interest following such Transfer (provided, however, that any failure to retain the right to vote or the failure to retain 100% ownership and control shall then immediately and automatically be deemed to be a Transfer that is not an Excluded Affiliate Transfer) and (d) any Transfer of a Company Interest by a Member that is a trust to the principal beneficiary of that trust; provided, however, that, in the case of any Transfer described in clauses (a) – (d) above, such Transferee agrees to be bound by the terms of this Agreement, and any applicable agreement with respect to such Company Interest (including that the provisions thereof relating to vesting, forfeiture and redemption shall continue to be applicable to such Company Interests after such Transfer as if held by the Transferring Member regardless of the holder of such Company Interests) and evidences the same by executing a copy of this Agreement and such other documents as the Company may reasonably request promptly upon receiving the assignment of such Company Interest and (ii) such Transferee shall not be entitled to make any further Excluded Affiliate Transfers, except for a Transfer of such acquired Company Interests back to such original holder or another Transfer that would have been an Excluded Affiliate Transfer had such original holder made such Transfer.

“First Distribution Date” shall mean (a) in the event NGP Alignment Date has occurred prior to December 3, 2015, the date that is 30 calendar days after the NGP Alignment Date or (b) otherwise, January 2, 2016.

“First Scheduled Distribution” shall have the meaning set forth in Section 4.3(a).

“Incentive Units” shall mean the Company Interests issued as Tier I Units, Tier II Units or Tier III Units, pursuant to Section 3.3 and reflected on Exhibit A as, from time to time, may be updated pursuant to this Agreement.

“Indemnitee” shall have the meaning set forth in Section 5.5.

“Indirect Transfer” shall mean (with respect to any Member that is a corporation, partnership, limited liability company or other entity) a deemed Transfer of a Company Interest, which shall occur upon any Transfer of the ownership of, or voting rights associated with, the equity or other ownership interests in such Member.

“Initial Distribution” shall have the meaning set forth in Section 4.3(a).

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986.

“JAMS” shall have the meaning assigned to such term in Section 11.9(a).

“Manager” shall have the meaning assigned to such term in Section 5.1(a).

“Master Reorganization Agreement” shall have the meaning set forth in the recitals hereto.

“Members” shall mean the Persons (including holders of Incentive Units) who from time to time shall execute a signature page to this Agreement (including by counterpart) as the Members, including any Person who becomes a substituted Member of the Company pursuant to the terms hereof, but does not include any Person that ceases to hold any Company Interest.

“Member Nonrecourse Debt” shall mean any nonrecourse debt of the Company for which any Member bears the economic risk of loss in accordance with applicable Treasury Regulations.

“Member Nonrecourse Deductions” shall mean the amount of deductions, losses and expenses equal to the net increase during the year in Minimum Gain attributable to a Member Nonrecourse Debt, reduced (but not below zero) by proceeds of such Member Nonrecourse Debt distributed during the year to the Members who bear the economic risk of loss for such debt, as determined in accordance with applicable Treasury Regulations.

“Minimum Gain” shall mean (a) with respect to Company Nonrecourse Liabilities, the amount of gain that would be realized by the Company if the Company Transferred (in a taxable transaction) all Company properties that are subject to Company Nonrecourse Liabilities in full satisfaction of Company Nonrecourse Liabilities, computed in accordance with applicable Treasury Regulations or (b) with respect to each Member Nonrecourse Debt, the amount of gain that would be realized by the Company if the Company Transferred (in a taxable transaction) the Company property that is subject to such Member Nonrecourse Debt in full satisfaction of such Member Nonrecourse Debt, computed in accordance with applicable Treasury Regulations.

“Net Profit” or “Net Loss” shall mean, with respect to any fiscal year or other fiscal period, the net income or net loss of the Company for such period, determined in accordance with federal income tax accounting principles and Section 703(a) of the Internal Revenue Code (including any items that are separately stated for purposes of Section 702(a) of the Internal Revenue Code), with the following adjustments:

(a) any income of the Company that is exempt from federal income tax shall be included as income;

(b) any expenditures of the Company that are described in Section 705(a)(2)(B) of the Internal Revenue Code or treated as so described pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i) shall be subtracted from such taxable income or loss;

(c) in the event the Carrying Value of any Company asset is adjusted pursuant to clause (b) or clause (c) of the definition of Carrying Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Carrying Value of the asset) or loss (if the adjustment decreases the Carrying Value of the asset) from the disposition of such asset and shall, except to the extent allocated pursuant to Section 4.2, be taken into account for purposes of computing Net Profit or Net Loss;

(d) gain or loss resulting from any Transfer of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Carrying Value of the property Transferred, notwithstanding that the adjusted tax basis for such property differs from its Carrying Value;

(e) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;

(f) to the extent an adjustment to the adjusted tax basis of any asset pursuant to Internal Revenue Code Section 734(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Account balances as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or an item of loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Profit or Net Loss; and

(g) items specially allocated under Section 4.2 shall be excluded.

“NGP” shall mean NGP Rice Holdings LLC.

“NGP Alignment Date” shall mean that date on which NGP no longer holds (as a result of sale, distribution or otherwise) at least 50% of shares of the common stock of PublicCo that it held on the date hereof. For purposes of the foregoing sentence, any shares of common stock of PublicCo sold by NGP in connection with PublicCo’s initial public offering shall be deemed “held on the date hereof” by NGP.

“Original Agreement” shall have the meaning set forth in the recitals hereto.

“Person” (whether or not capitalized) shall mean any natural person, corporation, company, limited or general partnership, joint stock company, joint venture, association, limited liability company, trust, bank, trust company, business trust or other entity or organization, whether or not a governmental authority.

“PublicCo” means Rice Energy, Inc., and its successors and assigns.

“Regulatory Allocations” shall have the meaning assigned to such term in Section 4.2(g).

“Rice Energy” shall mean Rice Energy Family Holdings, LP, a Delaware limited partnership, and its successor and assigns.

“Rules” shall have the meaning assigned to such term in Section 11.9(a).

“Scheduled Distribution Date” shall mean the First Distribution Date and the first, second and third anniversaries thereof.

“Second Scheduled Distribution” shall have the meaning set forth in Section 4.3(a).

“Securities Act” shall mean the Securities Act of 1933.

“Sponsor Indemnitees” shall mean those Indemnitees that have rights to indemnification, advancement of expenses or insurance provided by the Sponsor Indemnitors.

“Sponsor Indemnitors” shall mean Rice Energy and its Affiliates.

“Tax Matters Member” shall have the meaning assigned to such term in Section 5.11.

“Third Scheduled Distribution” shall have the meaning set forth in Section 4.3(a).

“Tier I Units” shall mean Tier I Units representing Company Interests with the rights and obligations specified in this Agreement.

“Tier II Units” shall mean Tier II Units representing Company Interests with the rights and obligations specified in this Agreement.

“Tier III Units” shall mean Tier III Units representing Company Interests with the rights and obligations specified in this Agreement.

“Transaction Documents” shall mean, collectively, this Agreement, the Master Reorganization Agreement and all other agreements, documents or instruments executed in conjunction with, or relation to, any of the foregoing.

“Transfer,” or any derivation thereof, shall mean any sale, assignment, conveyance, mortgage, pledge, granting of security interest in, or other disposition of a Company Interest or any asset of the Company, as the context may require.

“Treasury Regulations” shall mean regulations promulgated by the United States Treasury Department under the Internal Revenue Code.

“Unrealized Gain” attributable to any item of Company property shall mean, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 7.1(b)(v) as of such date).

“Unrealized Loss” attributable to any item of Company property shall mean, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 7.1(b)(v) as of such date) over (b) the fair market value of such property as of such date.

Section 2.2 References and Titles. All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The word “including” (in its various forms) means including without limitation. All references to laws, contracts, agreements and instruments refer to such laws, contracts, agreements and instruments as they may be amended from time to time, and references to particular provisions of laws or regulations include a reference to the corresponding provisions of any succeeding law or regulation.

ARTICLE III

CAPITALIZATION AND COMPANY INTERESTS

Section 3.1 Capital Contributions of Members.

(a) Pursuant to the Master Reorganization Agreement and contemporaneous with the execution date of this Agreement, Rice Energy made a Capital Contribution to the Company in the amount set forth on the books and records of the Company and received in exchange therefor the Capital Interests.

Section 3.2 Return of Contributions. No interest shall accrue on any contributions to the capital of the Company, and no Member shall have the right to withdraw or to be repaid any capital contributed by such Member, except as otherwise specifically provided in this Agreement.

Section 3.3 Incentive Units.

(a) The following Incentive Units are hereby created, subject to the adjustments provided for in this Section 3.3:

(i) 990,414 “Tier I Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “Tier I Units;”

(ii) 1,000,000 “Tier II Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “Tier II Units;” and

(iii) 1,000,000 “Tier III Units,” which are held, as of the date hereof, by those individuals set forth on Exhibit A in the amount opposite each such individual’s name in the column entitled “Tier III Units.”

(b) The Incentive Units are non-voting, and subject to vesting, forfeiture and termination as follows:

(i) (A) The Tier I Units held by each Employee shall vest ratably over a three-year period following the grant of the “Legacy Tier I Units” of Rice Energy Appalachia Holdings, LLC that corresponds, pursuant to the Master Reorganization Agreement, to the Tier I Units granted thereunder to such Employee, with one-third vesting on the first anniversary of such grant, an additional one-third vesting on the second anniversary of such grant and the remaining one-third vesting on the third anniversary of such grant (with vesting between such anniversaries occurring pro rata determined by multiplying the number of such Incentive Units that would vest on the next annual vesting date by a fraction with a numerator equal to the number of full months which have then elapsed since the last vesting date and a denominator of 12, and rounding to the closest whole number).

(B) The Tier II Units held by each Employee shall vest only upon and concurrently with Rice Energy receiving, pursuant to Section 4.3, $682,212,620.04 (in cash or otherwise) in the aggregate.

(C) The Tier III Units held by each Employee shall vest only upon and concurrently with Rice Energy receiving, pursuant to Section 4.3, $909,616,826.72 (in cash or otherwise) in the aggregate.

(ii) Unless otherwise agreed by the Board, all Incentive Units that have not yet vested in accordance with the vesting requirements set forth in Section 3.3(b)(i) that are held by an Employee shall automatically, without any action required of any Person, be forfeited and thereby become null and void, if and when such Person’s status as an Employee is terminated for any reason or without reason, including by termination, resignation, death or disability, and any vested, unforfeited Incentive Units held by such Person shall, upon such termination, remain non-voting.

(iii) Anything herein to the contrary notwithstanding, unless otherwise agreed by the Board in the case of Section 3.3(b)(iii)(B), all Incentive Units held by an Employee (regardless of whether vested or unvested) shall automatically be forfeited and thereby become null and void if and when such Person’s status as an Employee is terminated:

(A) for “cause,” which shall mean by reason of such holder’s: (1) conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to PublicCo, the Company or any of their respective Affiliates or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct, (2) repeated intoxication by alcohol or drugs during the performance of such holder’s duties in a manner that materially and adversely affects the holder’s performance of such duties, (3) malfeasance, in the conduct of such holder’s duties, including (I) misuse or diversion of funds of PublicCo, the Company or any of their respective Affiliates, (II) embezzlement or (III) misrepresentations or concealments on any written reports submitted to the Company or its Affiliates, (4) violation of any provision of this Agreement or of such Person’s agreements with any of PublicCo, the Company or their respective Affiliates or (5) failure to perform the duties of such holder’s employment or service relationship with PublicCo, the Company or any of their respective Affiliates, or failure to follow or comply with the reasonable and lawful written directives of the Board or the managers or directors of the Person that employs such holder or for whom such holder provides services; or

(B) by such Employee’s resignation or early termination of service relationship.

(c) Upon any forfeiture or other termination of Incentive Units, the Company shall amend Exhibit A to reflect such occurrence.

(d) The Company shall not issue any Incentive Units following the Effective Date.

ARTICLE IV

ALLOCATIONS AND DISTRIBUTIONS

Section 4.1 Allocations of Profits and Losses. After giving effect to the allocations under Section 4.2, the Members shall share Company Net Profits and Net Losses and all related items of income, gain, loss, deduction and credit for federal income tax purposes as follows:

(a) Net Profits and Net Losses for each fiscal year shall be allocated among the Members in such manner as shall cause the Capital Accounts of each Member to equal, as nearly as possible, (i) the amount such Member would receive if all assets on hand at the end of such year were sold for cash at the Carrying Values of such assets, all liabilities were satisfied in cash in accordance with their terms (limited in the case of Member Nonrecourse Debt and Company Nonrecourse Liabilities to the Carrying Value of the assets securing such liabilities) and any remaining or resulting cash was distributed to the Members under Section 4.3, minus (ii) an amount equal to such Member’s allocable share of Minimum Gain as computed on the last day of such fiscal year in accordance with the applicable Treasury Regulations.

(b) The Board shall make the foregoing allocations as of the last day of each fiscal year; provided, however, that if during any fiscal year of the Company there is a change in any Member’s Company Interest, the Board shall make the foregoing allocations as of the date of each such change in a manner which takes into account the varying interests of the Members and in a manner the Board reasonably deems appropriate.

Section 4.2 Special Allocations.

(a) Notwithstanding any of the provisions of Section 4.1 to the contrary:

(i) If during any fiscal year of the Company there is a net increase in Minimum Gain attributable to a Member Nonrecourse Debt that gives rise to Member Nonrecourse Deductions, each Member bearing the economic risk of loss for such Member Nonrecourse Debt shall be allocated items of Company deductions and losses for such year (consisting first of cost recovery or depreciation deductions with respect to property that is subject to such Member Nonrecourse Debt and then, if necessary, a pro-rata portion of the Company’s other items of deductions and losses, with any remainder being treated as an increase in Minimum Gain attributable to Member Nonrecourse Debt in the subsequent year) equal to such Member’s share of Member Nonrecourse Deductions, as determined in accordance with applicable Treasury Regulations.

(ii) If for any fiscal year of the Company there is a net decrease in Minimum Gain attributable to Company Nonrecourse Liabilities, each Member shall be allocated items of Company income and gain for such year (consisting first of gain recognized from the Transfer of Company property subject to one or more Company Nonrecourse Liabilities and then, if necessary, a pro-rata portion of the Company’s other items of income and gain, and if necessary, for subsequent years) equal to such Member’s share of such net decrease (except to the extent such Member’s share of such net decrease is caused by a change in debt structure with such Member commencing to bear the economic risk of loss as to all or part of any Company Nonrecourse Liability or by such Member contributing capital to the Company that the Company uses to repay a Company Nonrecourse Liability), as determined in accordance with applicable Treasury Regulations.

(iii) If for any fiscal year of the Company there is a net decrease in Minimum Gain attributable to a Member Nonrecourse Debt, each Member bearing the economic risk of loss for such Member Nonrecourse Debt shall be allocated items of Company income and gain for such year (consisting first of gain recognized from the Transfer of Company property subject to Member Nonrecourse Debt, and then, if necessary, a pro-rata portion of the Company’s other items of income and gain, and if necessary, for subsequent years) equal to such Member’s share of such net decrease (except to the extent such Member’s share of such net decrease is caused by a change in debt structure such that the Member Nonrecourse Debt becomes partially or wholly a Company Nonrecourse Liability or by the Company’s use of capital contributed by such Member to repay the Member Nonrecourse Debt) as determined in accordance with applicable Treasury Regulations.

(b) The Net Losses allocated pursuant to this Article IV shall not exceed the maximum amount of Net Losses that can be allocated to a Member without causing or increasing a deficit balance in the Member’s Adjusted Capital Account balance. All Net Losses in excess of the limitations set forth in this Section 4.2(b) shall be allocated to Members with positive Adjusted Capital Account balances remaining at such time in proportion to such positive balances. In the event an allocation of Net Losses has been made to any Member(s) pursuant to the terms of this Section 4.2(b), Net Profits shall be allocated to such Member(s), in proportion to the amount of such allocation of Net Losses, until such Member(s) receive an allocation of Net Profits equal to such amount of Net Losses allocated pursuant to the terms of this Section 4.2(b).

(c) In the event that a Member unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that causes or increases a deficit balance in such Member’s Adjusted Capital Account, items of Company income and gain shall be allocated to that Member in an amount and manner sufficient to eliminate the deficit balance as quickly as possible; provided, however, that an allocation pursuant to this Section 4.2(c) shall be made only if and to the extent that such Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Section 4.2 have been tentatively made as if this Section 4.2(c) were not in this Agreement. This Section 4.2(c) is intended to constitute a qualified income offset under Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(d) In the event that any Member has a deficit balance in its Adjusted Capital Account at the end of any fiscal period, such Member shall be allocated items of Company gross income and gain in the amount of such deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 4.2(d) shall be made only if and to the extent that such Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided for in this Section 4.2 have been tentatively made as if Section 4.2(c) and this Section 4.2(d) were not in this Agreement.

(e) To the extent an adjustment to the adjusted tax basis of any Company properties pursuant to Internal Revenue Code Section 734(b) or Internal Revenue Code Section 743(b) is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as the result of a distribution to any Member in complete liquidation of such Member’s Company Interests, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be allocated to the Members in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) if such Treasury Regulation Section applies, or to the Member to whom such distribution was made if Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(4) applies.

(f) If any holder of Incentive Units forfeits all or a portion of such Company Interests, such holder shall be allocated items of loss and deduction in the year of such forfeiture in an amount equal to the portion of such holder’s Capital Account attributable to such forfeited Company Interests.

(g) The allocations set forth in subsections (a) through (e) of this Section 4.2 (collectively, the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations that are made be offset either with other Regulatory Allocations or with special allocations pursuant to this Section 4.2(g). Therefore, notwithstanding any other provisions of this Article IV (other than the Regulatory Allocations), the Board shall make such offsetting special allocations in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member’s Adjusted Capital Account balance is, to the extent possible, equal to the Adjusted Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all Company items were allocated pursuant to Section 4.1 and the remaining subsections of this Section 4.2.

Section 4.3 Distributions.

(a) Scheduled Distributions.

(i) Initial Distribution. Within thirty days of the Effective Date, upon the request of Rice Energy, the Company shall distribute (the “Initial Distribution”) [20,000,000] (or such lesser amount as requested by Rice Energy in its sole discretion) shares of common stock of PublicCo to Rice Energy.

(ii) First Scheduled Distribution. Within 10 days following the First Distribution Date, the Company shall make a distribution (the “First Scheduled Distribution”) to the Members in accordance with Section 4.3(b) in an amount equal to one-quarter of the Company’s then Distributable Amounts determined as of the First Distribution Date.

(iii) Second Scheduled Distribution. Within 10 days following the first anniversary of the First Distribution Date, the Company shall make a distribution (the “Second Scheduled Distribution”) to the Members in accordance with Section 4.3(b) in an amount equal to one-third of the Company’s then Distributable Amounts determined as of the first anniversary of the First Distribution Date.

(iv) Third Scheduled Distribution. Within 10 days following the second anniversary of the First Distribution Date, the Company shall make a distribution (the “Third Scheduled Distribution”) to the Members in accordance with Section 4.3(b) in an amount equal to one-half of the Company’s then Distributable Amounts determined as of the second anniversary of the First Distribution Date.

(v) Fourth Scheduled Distribution. Within 10 days following the third anniversary of the First Distribution Date, the Company shall make a distribution in accordance with Section 4.3(b) of all of the Company’s property and assets.

(b) Subject to Sections 4.3(c) and 4.3(d), all distributions made pursuant to Section 4.3(a)(ii) through Section 4.3(a)(v) shall be made to the Members as follows and in the following order of priority:

(i) First: 100% to Rice Energy until Rice Energy has received total distributions pursuant to Section 4.3 of $454,808,413.36;

(ii) Second: 90% to Rice Energy and 10% to the holders of Tier I Units until Rice Energy has received total distributions pursuant to Section 4.3 of $682,212,620.04;

(iii) Third: 80% to Rice Energy, 10% to the holders of Tier I Units and 10% to the holders of Tier II Units until Rice Energy has received total distributions pursuant to Section 4.3 of $909,616,826.72; and

(iv) Fourth: 70% to Rice Energy, 10% to the holders of Tier I Units, 10% to the holders of Tier II Units, and 10% to the holders of Tier III Units.

Distributions to the holders of Tier I Units, Tier II Units and Tier III Units shall be allocated among the holders of such Units pro rata, in accordance with the number of such Units held by each holder.

(c) The “Credited Value” shall mean, with respect to the relevant date of determination, (x) the number of shares of common stock of PublicCo distributed to Rice Energy in the Initial Distribution (as adjusted from time to time pursuant to this Section 4.3, the “Credited Shares”) multiplied by (y) the Distribution Amount Value determined as of such date. If the Credited Value is greater than zero on any Scheduled Distribution Date, any distribution payable to Rice Energy on such date shall be deemed satisfied to the extent of such Credited Value. Following such Scheduled Distribution Date, the number of Credited Shares shall be reduced by an amount equal to the quotient of (x) the distribution payable to Rice Energy in connection with such Scheduled Distribution Date divided by (y) the Distributable Amount Value as of such Scheduled Distribution Date.

(d) Prior to making distributions (other than the Initial Distribution) to the Members, and subject to applicable law, the Board shall cause the Company to pay to the Members within 90 days after the end of each year an amount equal to the lesser of (i) the excess of the available cash of the Company over the liabilities of the Company on such date, as determined by the Board, or (ii) an amount equal to the highest marginal federal and applicable state income tax rate for individuals (taking into account the character of the taxable income (e.g., long-term capital gain, qualified dividend income, ordinary income, etc.)) multiplied by the taxable income of the Company, if any, for such year, such payment to be made among the Members in the same percentages as the taxable income for such year was allocated. Any such payments to a Member under this Section 4.3(d) shall be deemed to be a draw against such Member’s share of future distributions under Sections 4.3(b) and 8.2(b), so that such Member’s share of such future distributions shall be reduced by the amounts previously drawn under this Section 4.3(d) until the aggregate reductions in such distributions equal the aggregate draws made under this Section 4.3(d).

(e) No distribution may be made by the Company except in accordance with this Section 4.3 or Article VIII.

Section 4.4 Income Tax Allocations.

(a) Except as provided in this Section 4.4, each item of income, gain, loss and deduction of the Company for federal income tax purposes shall be allocated among the Members in the same manner as such items are allocated for Capital Account purposes under Sections 4.1 and 4.2.

(b) The Members recognize that, with respect to Adjusted Property, there will be a difference between the Carrying Value of such property at the time of revaluation and the adjusted tax basis of such property at the time. All items of tax depreciation, cost recovery, amortization, amount realized and gain or loss with respect to such Adjusted Property shall be allocated among the Members to take into account the disparities between the Carrying Values and the adjusted tax basis with respect to such properties in accordance with the provisions of Sections 704(b) and 704(c) of the Internal Revenue Code and the Treasury Regulations under those sections; provided, however, that any tax items not required to be allocated under Sections 704(b) or 704(c) of the Internal Revenue Code shall be allocated in the same manner as such gain or loss would be allocated for Capital Account purposes under Sections 4.1 and 4.2. In making such allocations under Section 704(c) of the Internal Revenue Code, the Board shall use the remedial allocation method pursuant to Treasury Regulation Section 1.704-3(d).

(e) All recapture of income tax deductions resulting from the Transfer of Company property shall, to the maximum extent possible, be allocated to the Member to whom the deduction that gave rise to such recapture was allocated hereunder to the extent that such Member is allocated any gain from the Transfer of such property. For this purpose, deductions that were allocated as a component of Net Profit or Net Loss shall be treated as if allocated in the same manner as the allocation of the related Net Profit or Net Loss.

(f) Allocations pursuant to this Section 4.4 are solely for purposes of U.S. federal, state and local taxes and, except as otherwise specifically provided, shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Profit, Net Loss, other items or distributions pursuant to any provision of this Agreement.

ARTICLE V

MANAGEMENT AND RELATED MATTERS

Section 5.1 Power and Authority of Board.

(a) The Company shall be managed by a Board of Managers (the “Board”). The Company shall initially have three (3) managers (each, a “Manager” and, collectively, the “Managers”).

(b) Subject to Section 5.1(c), Rice Energy shall have the right to designate each of the three (3) Managers, which Managers currently are Daniel J. Rice IV, Toby Z. Rice and Daniel J Rice III. Rice Energy shall also have the right to remove any Manager with or without cause. In the event that any Manager of the Company is removed or ceases to serve as a Manager of the Company during such Manager’s term of office, the resulting vacancy shall only be filled by Rice Energy. Managers need not be Members or residents of the State of Delaware. A Manager must be a natural person.

(c) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Company shall be exclusively vested in the Board, and the Members shall have no right of control over the business and affairs of the Company. In addition to the powers now or hereafter granted to managers under the Act or which are granted to the Board under any other provision of this Agreement, the Board shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Company in the name of the Company.

(d) Notwithstanding the foregoing, the Company (and the officers, authorized persons, employees, and agents acting on behalf of the Company) shall not, either acting on its own behalf or when acting as controlling equity-holder of any of its subsidiaries (and the officers, authorized persons, employees, and agents acting on the Company’s behalf in such capacity) permit such subsidiaries to, do any of the things described in this Section 5.1(d) without the consent of the Board (it being agreed that the below items are not intended to be an exclusive statement of all of the actions of the Board that require prior approval of the members of the Board, and such provisions are in addition to any and all other requirements imposed by other provisions of this Agreement or applicable law):

(i) approve, agree or consent to or make or enter into any agreement, transaction or take any other action the effect of which is to cause, any fundamental change in the Company or any of its subsidiaries, or their respective businesses, including the following: (A) any material change in the Company’s or any of its subsidiaries’ operating strategies; (B) any merger or consolidation or amalgamation, or liquidation, winding-up or dissolution, or Transfer of, in one transaction or a series of transactions, all or any material part of their respective businesses or Properties, whether now owned or hereafter acquired; or (C) the institution of proceedings to be adjudicated a bankrupt or insolvent, or the consent to the institution of bankruptcy or insolvency proceedings or the filing of a petition or consent to a petition seeking reorganization or relief under any applicable federal or state law relating to bankruptcy, or the consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official, or an assignment for the benefit of creditors, or, except as may be required by any fiduciary obligation of the Board or as may be required by applicable law, the admission in writing of inability to pay debts generally as they become due, or any corporate action in furtherance of any such action;

(ii) issue any Company Interest or any equity interest in any of its subsidiaries or repurchase any Company Interest or any equity interest in any of its subsidiaries or otherwise call for payment upon any outstanding subscription or other funding by the Members;

(iii) incur, create, authorize, issue, assume or suffer to exist any debt or any liens related thereto;

(iv) create subsidiaries or make additional contributions or investments in any subsidiaries;

(v) sell, lease or Transfer, directly or indirectly (including by way of any farm-out), any assets;

(vi) enter into or modify in any material respect any (A) contract to sell or market hydrocarbons, or (B) hedge, swap, futures, option, or other derivative transactions or contracts;

(vii) designate (or otherwise form, empower or delegate any responsibility to) any committee of the Board;

(viii) make any determination of Distributable Funds or otherwise make, except as required by Section 4.3, distributions to the Members; or

(ix) take any other action required or permitted hereunder to be taken by the Board.

(e) The Board may hold such meetings at such place and at such time as it may determine. Notice of a meeting shall be served not less than 24 hours before the date and time fixed for such meeting by confirmed facsimile or other written communication or not less than three days prior to such meeting if notice is provided by overnight delivery service. Notice of a meeting need not be given to any Manager who signs a waiver of notice or provides a waiver by electronic transmission or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, either prior thereto or at its commencement, the lack of notice to such Manager. A special meeting of the Board may be called by any member of the Board. Any member of the Board may participate in a meeting by conference telephone or similar communications equipment. Any action required or permitted to be taken by the Board may be taken without a meeting if such action is evidenced in writing and signed by Managers representing a majority of the entire Board. At any meeting of the Board, the presence in person or by telephone or similar electronic communication of Managers representing at least a majority of the Board shall constitute a quorum.

(f) Each Manager serving on the Board shall have one vote on any Company matter. Except as otherwise provided in this Agreement, the business of the Company presented at any meeting of the Board shall be decided by a vote of Managers representing a majority of the entire Board.

(g) In accomplishing all of the foregoing and in fulfilling its obligations pursuant to this Agreement, the Board may, in its sole discretion, retain or use any Company Affiliates’ personnel, properties and equipment or the Board may hire or rent those of third parties and may employ on a temporary or continuing basis outside accountants, attorneys, consultants and others on such terms as the Board deems advisable. No Person, firm or corporation dealing with the Company shall be required to inquire into the authority of the Board to take any action or make any decision.

Section 5.2 Officers.

(a) Designation. The Board may, from time to time, designate individuals (who need not be a Manager) to serve as officers or authorized persons of the Company. The officers may, but need not, include a president and chief executive officer, a chief financial officer, a treasurer, one or more vice presidents and a secretary. Any two or more offices may be held by the same Person.

(b) Term of Office; Removal; Filling of Vacancies.

(i) Each officer or authorized person of the Company shall hold office until his successor is chosen and qualified in his stead or until his earlier death, resignation, retirement, disqualification or removal from office.

(ii) Any officer or authorized person may be removed at any time by the Board for any or no reason. Designation of an officer or authorized person shall not of itself create any contract rights in favor of such officer or authorized person.

(iii) If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board.

Section 5.3 Acknowledged and Permitted Activities. The Company and the Members acknowledge and agree that (i) none of the Managers or Rice Energy: (A) shall be prohibited or otherwise restricted by his or its relationship with the Company and its subsidiaries from engaging in the business of investing any other Person, entering into agreements to provide advisory services to any Person or acting as a director or advisor to, or other principal of, any Person, regardless of whether such activities are in direct or indirect competition with the business or activities of any of the Company or its subsidiaries and (B) shall have any obligation to offer the Company or its subsidiaries any business opportunity and (ii) the Company and the Members hereby renounce any interest or expectancy in any business opportunity pursued by any Person described in Clause (A) and waive any claim that any such business opportunity constitutes a corporate, partnership or other business opportunity of any of the Company or its subsidiaries. Nothing in this Section 5.3 shall relieve any Person of his confidentiality obligation with respect to Confidential Information as provided in Section 7.5.

Section 5.4 Duties and Services of the Board. The Board shall comply in all respects with the terms of this Agreement. The Board shall be obligated to perform the duties, responsibilities and obligations of the Board hereunder only to the extent that funds of the Company are available therefor. During the existence of the Company, each Manager serving on the Board shall devote such time and effort to the Company’s business as he deems necessary to manage and supervise Company business and affairs in an efficient manner.

Section 5.5 Liability and Indemnification.

(a) To the fullest extent permitted by law and notwithstanding any provision of this Agreement, no Member in its capacity as a Member, Manager in his capacity as a Manager, officer in his or her capacity as an officer, or authorized person in his or her capacity as an authorized person shall have any duty, fiduciary or otherwise, to the Company or any Member in connection with the business and affairs of the Company or any consent or approval given or withheld pursuant to this Agreement, other than the implied contractual covenant of good faith and fair dealing. The foregoing sentence will not be deemed to alter the contractual obligations of a Member to another Member or the Company pursuant to the Transaction Documents. To the maximum extent permitted by applicable law, each Member acknowledges and agrees that any Manager, officer or authorized person shall serve in such capacity to represent the interests of Rice Energy and shall be entitled to consider only such interests (including the interests of Rice Energy) and factors specified by Rice Energy, and shall not owe duties, fiduciary or otherwise (including any duty of disclosure), at law, in equity or under the Transaction Documents, to the Company, any other Member or to any creditor of the Company (even if the Company is insolvent or near insolvency), other than the implied contractual covenant of good faith and fair dealing. To the maximum extent permitted by applicable law, each Member acknowledges and agrees that any Member may act hereunder to represent its own interests and shall be entitled to consider only such interests (including its own interests), and shall not owe duties, fiduciary or otherwise (including any duty of disclosure), at law, in equity or under the Transaction Documents, to the Company, any other Member or to any creditor of the Company (even if the Company is insolvent or near insolvency), other than the implied contractual covenants of good faith and fair dealing. The Company’s officers, authorized persons, the Board, the Members and their Affiliates, and their respective managers, members, partners, officers, authorized persons, directors, employees, authorized persons and agents, shall not be liable, responsible or accountable in damages or otherwise to the Company or the other Members for any acts or omissions that do not constitute a violation of the implied contractual covenant of good faith and fair dealing, and the Company shall indemnify to the maximum extent permitted under the Act and save harmless the Company’s officers, authorized persons, the Board and the Members and their Affiliates, and their respective managers, members, partners, officers, authorized persons, directors, employees and agents (individually, an “Indemnitee”) from all liabilities reasonably incurred or suffered by any such Indemnitee in connection with the activities of the Company or its subsidiaries. Any act or omission performed or omitted by an Indemnitee on advice of legal counsel or an independent consultant who has been employed or retained by the Company shall be presumed to have been performed or omitted in good faith without gross negligence or willful misconduct. THE PARTIES RECOGNIZE THAT THIS PROVISION SHALL RELIEVE ANY SUCH INDEMNITEE FROM ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, CLAIMS, ACCOUNTS AND CAUSES OF ACTION WHATSOEVER ARISING OR TO ARISE OUT OF ANY NEGLIGENCE BY ANY SUCH INDEMNITEE, AND SUCH INDEMNITEE SHALL BE ENTITLED TO INDEMNIFICATION FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE NEGLIGENCE.

(b) The Company shall, to the maximum extent permitted under the Act, pay or reimburse expenses incurred by an Indemnitee in connection with the Indemnitee’s appearance as a witness or other participation in a proceeding involving or affecting the Company at a time when the Indemnitee is not a named defendant or respondent in the proceeding.

(c) The Board shall have the right to require that any contract entered into by the Company provide that the Board shall have no personal liability for the obligations of the Company thereunder.

(d) The indemnification provided by this Section 5.5 shall be in addition to any other rights to which each Indemnitee may be entitled under any agreement or vote of the Members, as a matter of law or otherwise, both as to action in the Indemnitee’s capacity as a Member or an officer, authorized person, director, manager, employee or agent of a Member or as a Person serving at the request of the Company as set forth above and to action in another capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitees.

(e) In no event may an Indemnitee subject the Members to personal liability by reason of this indemnification provision.

(f) An Indemnitee shall not be denied indemnification in whole or in part under this Section 5.5 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(g) The Company hereby agrees, and the Members hereby acknowledge, that: (i) to the extent legally permitted and as required by the terms of this Agreement and the Certificate (or by the terms of any other agreement between the Company and a Sponsor Indemnitee), (A) the Company is the indemnitor of first resort (i.e., its obligations to each Sponsor Indemnitee are primary and any obligation of the Sponsor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any Sponsor Indemnitee are secondary) and (B) the Company shall be required to advance the full amount of expenses incurred by a Sponsor Indemnitee and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement, without regard to any rights that a Sponsor Indemnitee may have against the Sponsor Indemnitors and (ii) the Company irrevocably waives, relinquishes and releases the Sponsor Indemnitors from any and all claims for contribution, subrogation or any other recovery of any kind in respect of any of the matters described in clause (i) of this sentence for which any Sponsor Indemnitee has received indemnification or advancement from the Company. No advancement or payment by the Sponsor Indemnitors on behalf of any Sponsor Indemnitee with respect to any claim for which a Sponsor Indemnitee has sought indemnification from the Company shall affect the foregoing and that the Sponsor Indemnitors shall have a right of contribution or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Sponsor Indemnitee against the Company.

Section 5.6 Contracts with Affiliates. The Company may enter into contracts and agreements with any Member and/or any of its Affiliates for the rendering of services and the sale and lease of supplies and equipment on such arm’s-length terms that are no less favorable to the Company than those available from unrelated third parties as determined by the Board.

Section 5.7 Reimbursement of Members. The Company or its subsidiaries shall pay or reimburse to Rice Energy all reasonable direct and indirect costs and expenses incurred by Rice Energy to the extent solely related to the Company, including legal fees and accounting fees.

Section 5.8 Insurance. The Company shall acquire and maintain insurance covering such risks and in such amounts as the officers or authorized persons of the Company shall, from time to time, determine to be necessary or appropriate.

Section 5.9 Tax Elections and Status.

(a) The Board shall make such tax elections on behalf of the Company as it shall deem appropriate in its sole discretion.

(b) The Members agree to classify the Company as a partnership for income tax purposes. Therefore, any provision hereof to the contrary notwithstanding, solely for income tax purposes, each of the Members hereby recognizes that the Company, so long as it has at least two Members, shall be subject to all provisions of subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code and, to the extent permitted by law, any comparable state or local income tax provisions. Neither the Company, any Member nor any Manager shall make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state law or to be classified as other than a partnership pursuant to Treasury Regulation Section 301.7701-3.

Section 5.10 Tax Returns. The Company shall deliver necessary tax information to each Member after the end of each fiscal year of the Company. Not less than 60 days prior to the date (as extended) on which the Company intends to file its federal income tax return or any state income tax return but in any event no earlier than March 1 of each year, the return proposed by the Board to be filed by the Company shall be furnished to the Members (other than Members holding Incentive Units) for review; provided, however, that an IRS Form K-1 or a good faith estimate of the amounts to be included on such IRS Form K-1 for each Member shall be sent to each Member on or before March 1 of each year. In addition, not more than 10 days after the date on which the Company files its federal income tax return or any state income tax return, a copy of the return so filed shall be furnished to the Members.

Section 5.11 Tax Matters Member. Rice Energy shall be designated the tax matters member under Section 6231 of the Internal Revenue Code (in such capacity, the “Tax Matters Member”). The Tax Matters Member is authorized to take such actions and to execute and file all statements and forms on behalf of the Company which may be permitted or required by the applicable provisions of the Internal Revenue Code or Treasury Regulations issued thereunder. The Tax Matters Member shall have full and exclusive power and authority on behalf of the Company to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Company funds for professional services and costs associated therewith. The Tax Matters Member shall keep the Members informed as to the status of any audit of the Company’s tax affairs, and shall take such action as may be necessary to cause any Member so requesting to become a “notice partner” within the meaning of Section 6223 of the Internal Revenue Code.

Section 5.12 Outside Manager Expenses. Each member of the Board shall be entitled to be reimbursed by the Company for all reasonable out-of-pocket expenses incurred by such Person in connection with the services rendered on behalf of, or for the benefit of, the Company.

ARTICLE VI

RIGHTS OF MEMBERS

Section 6.1 Rights of Members. Each of the Members shall have the right to: (a) have the Company books and records (including those required under the Act) kept at the principal United States office of the Company and at all reasonable times to inspect and copy any of them at the sole expense of such Member for any reasonably requested purpose; (b) have dissolution and winding up of the Company by decree of court as provided for in the Act and (c) exercise all rights of a Member under the Act (except to the extent otherwise specifically provided herein). Notwithstanding the foregoing, the Members shall not have the right to receive data pertaining to the properties of the Company if the Company is subject to a valid agreement prohibiting the distribution of such data or if the Board shall otherwise determine that such data is Confidential Information.

Section 6.2 Limitations on Members. No Member (in his or its capacity as a Member) shall: (a) be permitted to take part in the business or control of the business or affairs of the Company; (b) have any voice in the management or operation of any Company property or (c) have the authority or power to act as agent for, or on behalf of, the Company or any other Member, to do any act which would be binding on the Company or any other Member, or to incur any expenditures on behalf of or with respect to the Company. No Member (in his or its capacity as a Member) shall hold out or represent to any third party that the Members have any such power or right or that the Members are anything other than “members” of the Company. The foregoing provision shall not be applicable to a Member acting in his or its capacity as a member of the Board or an officer, authorized person or employee of the Company.

Section 6.3 Liability of Members. Except as otherwise provided under the Act, the debts, liabilities, contracts and other obligations of the Company (whether arising in contract, tort or otherwise) shall be solely the debts, liabilities, contracts and other obligations of the Company, and no Member in its capacity as such shall be liable personally for any debts, liabilities, contracts or other obligations of: (i) the Company, except to the extent and under the circumstances set forth in any non-waivable provision of the Act or in any separate written instrument signed by the applicable Member or (ii) any other Member. No Member shall have any responsibility to restore any negative balance in its Capital Account or to contribute to or in respect of the liabilities or obligations of the Company or to return distributions made by the Company, except as expressly provided in this Agreement or required by any non-waivable provision of the Act. The agreement set forth in the immediately preceding sentence shall be deemed to be a compromise with the consent of all of the Members for purposes of Section 18-502(b) of the Act. However, if any court of competent jurisdiction orders, holds or determines that, notwithstanding the provisions of this Agreement, any Member is obligated to restore any such negative balance, make any such contribution or make any such return, such obligation shall be the obligation of such Member and not of any other Person.

Section 6.4 Withdrawal and Return of Capital Contributions. No Member shall be entitled to (a) withdraw from the Company, except upon the assignment by such Member of all of its Company Interest in accordance with Article IX or (b) the return of its Capital Contributions, except to the extent, if any, that distributions made pursuant to the express terms of this Agreement may be considered as such by law or upon dissolution and liquidation of the Company, and then only to the extent expressly provided for in this Agreement and as permitted by law.

Section 6.5 Voting Rights. Except as otherwise provided herein, to the extent that the vote of the Members may be required hereunder, the act of Rice Energy shall be an act of the Members. Notwithstanding anything in this Agreement to the contrary, with respect to any Company Interests held by any Member who is an Employee, such Company Interests shall be non-voting if and when such Person’s status as an Employee is terminated for any reason or without reason, including by termination, resignation, death or disability and the Incentive Units will be non-voting.

ARTICLE VII

BOOKS, REPORTS, MEETINGS AND CONFIDENTIALITY

Section 7.1 Capital Accounts, Books and Records.

(a) The Company shall keep books of account for the Company in accordance with the terms of this Agreement. Such books shall be maintained at the principal office of the Company.

(b) An individual capital account (the “Capital Account”) shall be maintained by the Company for each Member as provided below:

(i) The Capital Account of each Member shall, except as otherwise provided herein, be increased by the amount of cash and the fair market value of any property contributed to the Company by such Member (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Internal Revenue Code) and by such Member’s share of the Net Profits of the Company and special allocations under Section 4.2, and shall be decreased by such Member’s share of the Net Losses of the Company and special allocations under Section 4.2 and by the amount of cash or the fair market value of any property distributed to such Member (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Internal Revenue Code).

(ii) Any adjustments of basis of Company property provided for under Sections 734 and 743 of the Internal Revenue Code and comparable provisions of state law (resulting from an election under Section 754 of the Internal Revenue Code or comparable provisions of state law) shall not affect the Capital Accounts of the Members (unless otherwise required by applicable Treasury Regulations), and the Members’ Capital Accounts shall be debited or credited pursuant to the terms of this Section 7.1 as if no such election had been made.

(iii) Capital Accounts shall be adjusted, in a manner consistent with this Section 7.1, to reflect any adjustments in items of Company income, gain, loss or deduction that result from amended returns filed by the Company or pursuant to an agreement by the Company with the Internal Revenue Service or a final court decision.

(iv) It is the intention of the Members that the Capital Accounts of each Member be kept in the manner required under Treasury Regulation Section 1.704-1(b)(2)(iv). To the extent any additional adjustment to the Capital Accounts is required by such regulation, the Board is hereby authorized to make such adjustment after notice to the Members.

(v) In accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(f), upon a Member’s contribution to the Company of cash or properties in exchange for a Company Interest, the Capital Accounts of all Members and the Carrying Values of all Company properties shall, immediately prior to such issuance, be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to the Company properties, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual Transfer of each such property immediately prior to such contribution for an amount equal to its fair market value and had been allocated to the Members at such time pursuant to Sections 4.1 and 4.2.

(vi) Any Person who acquires a Company Interest directly from a Member, or whose Company Interest shall be increased by means of a Transfer to it of all or part of the Company Interest of another Member, shall have a Capital Account (including a credit for all Capital Contributions made by such Member Transferring such Company Interest) which includes the Capital Account balance of the Company Interest or portion thereof so acquired or Transferred.

Section 7.2 Bank Accounts. The Board shall cause one or more Company accounts to be maintained in a bank (or banks) that is a member of the Federal Deposit Insurance Corporation or some other financial institution, which accounts shall be used for the payment of the expenditures incurred by the Company in connection with the business of the Company, and in which shall be deposited any and all receipts of the Company. The Board shall determine the number of and the Persons who will be authorized as signatories on each such bank account. The Company may invest the Company funds in such money market accounts or other investments as the Board shall determine to be of high quality.

Section 7.3 Reports. The Company shall provide Rice Energy with copies of such financial reports as shall be reasonably requested from time to time and such other information reasonably requested by Rice Energy and any such other reports and financial information as the Board shall determine from time to time.

Section 7.4 Meetings of Members. The Board may hold meetings of the Members from time to time to inform and consult with the Members concerning the Company’s assets and such other matters as the Board deems appropriate, provided that nothing in this Section 7.4 shall require the Board to hold any such meetings. Such meetings shall be held at such times and places, as often and in such manner, as shall be determined by the Board. The Board at its election may separately inform and consult with the Members for the above purposes without the necessity of calling and/or holding a meeting of the Members. Notwithstanding the foregoing provisions of this Section 7.4, the Members shall not be permitted to take part in the business or control of the business of the Company; it being the intention of the parties that the involvement of the Members as contemplated in this Section 7.4 is for the purpose of informing the Members with respect to various Company matters, explaining any information furnished to the Members in connection therewith, answering any questions the Members may have with respect thereto and receiving any ideas or suggestions the Members may have with respect thereto; it being the further intention of the parties that the Board shall have full and exclusive power and authority on behalf of the Company to acquire, manage, control and administer the assets, business and affairs of the Company in accordance with Section 5.1 and the other applicable provisions of this Agreement.

Section 7.5 Confidentiality. No Member shall use, publish, disseminate or otherwise disclose, directly or indirectly, any Confidential Information that should come into the possession of such Member for other than a proper Company purpose. No Member shall disclose any such Confidential Information, except as expressly authorized by this Agreement or by the Board, or as required by law or governmental or regulatory authority. Each Member shall instruct all Affiliates (including their representatives, agents and counsel) to comply with this Section 7.5; provided, however, Rice Energy shall only be required to instruct its controlling Affiliates to comply with this Section 7.5. If a Member is required by law or court order to disclose information that would otherwise be Confidential Information under this Agreement, such Member shall immediately notify the Company of such notice and provide the Company the opportunity to resist such disclosure by appropriate proceedings. The terms of this Section 7.5 shall survive with respect to each Member until the earlier to occur of (a) the date following one year from the date of the liquidation of the Company and (b) the date following two years from the date such Member ceases to be a Member.

ARTICLE VIII

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 8.1 Dissolution. The Company shall be dissolved only upon the occurrence of any of the following:

(a) after the third anniversary of the First Distribution Date, the consent in writing of Rice Energy;

(b) at any time when there are no Members; and

(c) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act;

provided, however, if the event described in Section 8.1(b) shall occur, the Company shall not be dissolved, and the business of the Company shall be continued, if the requirements of Section 18-801 of the Act for the avoidance of dissolution are satisfied.

Section 8.2 Liquidation and Termination. Upon dissolution of the Company, the Board or, if the Board so desires, a Person selected by the Board, shall act as liquidator or shall appoint one or more liquidators who shall have full authority to wind up the affairs of the Company and make final distribution as provided herein. The liquidator shall continue to operate the Company properties with all of the power and authority of the Board. The steps to be accomplished by the liquidator are as follows:

(a) As promptly as possible after dissolution and again after final liquidation, the liquidator, if requested by any Member, shall cause a proper accounting to be made by the Company’s independent accountants of the Company’s assets, liabilities and operations through the last day of the month in which the dissolution occurs or the final liquidation is completed, as appropriate.

(b) The liquidator shall pay all of the debts and liabilities of the Company (including all expenses incurred in liquidation) or otherwise make adequate provision therefor (including the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine). After making payment or provision for all debts and liabilities of the Company, the liquidator shall sell all properties and assets of the Company for cash as promptly as is consistent with obtaining the best price therefor; provided, however, that upon the consent of Rice Energy, the liquidator may distribute such properties in kind. All Net Profit and Net Loss (or other items of income, gain loss or deduction allocable under Section 4.2) realized on such sales shall be allocated to the Members as provided in this Agreement, and the Capital Accounts of the Members shall be adjusted accordingly. In the event of a distribution of properties in kind, the liquidator shall first adjust the Capital Accounts of the Members by the amount of any Net Profit and Net Loss (or other items of income, gain loss or deduction allocable under Section 4.2) that would have been recognized by the Members if such properties had been sold at fair market value. The liquidator shall then distribute the proceeds of such sales or such properties to the Members in the manner provided in Section 4.3(b). If the foregoing distributions to the Members do not equal the Member’s respective positive Capital Account balances as determined after giving effect to the foregoing adjustments and to all adjustments attributable to allocations of Net Profit and Net Loss realized by the Company during the taxable year in question and all adjustments attributable to contributions and distributions of money and property effected prior to such distribution, then, the allocations of Net Profit and Net Loss provided for in this Agreement shall be adjusted, to the least extent necessary, to produce a Capital Account balance for each Member which corresponds to the amount of the distribution to such Member. Each Member shall have the right to designate another Person to receive any property which otherwise would be distributed in kind to that Member pursuant to this Section 8.2.

(c) Except as expressly provided herein, the liquidator shall comply with any applicable requirements of the Act and all other applicable laws pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

(d) The distribution of cash and/or property to the Members in accordance with the provisions of this Section 8.2 shall constitute a complete return to the Members of their Capital Contributions and a complete distribution to the Members of their Company Interest and all Company property.

ARTICLE IX

ASSIGNMENTS OF COMPANY INTERESTS

Section 9.1 Assignments of Company Interests.

(a) No Member’s Company Interest or rights therein shall be Transferred, or made subject to an Indirect Transfer, in whole or in part, without the prior written consent of the Board except as provided in this Section 9.1; provided, however, Rice Energy may Transfer its Company Interests or make any Indirect Transfer subject to compliance with Section 9.1(c), and, if applicable, Sections 9.1(e)(i) and 9.1(e)(iii).

(b) Any Member (including Members holding Incentive Units) may assign his or its Company Interest without the consent of the Board pursuant to an Excluded Affiliate Transfer.

(c) In addition to any of the other requirements and prohibitions in this Section 9.1, any permitted Transfer must meet the availability of an exemption from registration under the Securities Act, and applicable state securities laws in connection with such Transfer and stating the factual and statutory bases relied upon by such counsel, and the Company may require an opinion of counsel in form and substance reasonably acceptable to the Company and its counsel as to these matters as a condition to the effectiveness of such Transfers.

(d) Any attempt by a Member to assign its Company Interest in violation of any provision of this Section 9.1 shall be void ab initio. Unless an assignee of a Company Interest becomes a substituted Member in accordance with the provisions set forth below, such assignee shall not be entitled to any of the rights granted to a Member hereunder, other than the right to receive allocations of income, gains, losses, deductions, credits and similar items and distributions to which the assignor would otherwise be entitled, to the extent such items are assigned.

(e) An assignee of a Company Interest shall become a substituted Member entitled to all of the rights of a Member if, and only if, (i) the assignor gives the assignee such right; (ii) the Board consents in writing to such substitution, the granting or denying of which shall be in the Board’s sole discretion; (iii) the assignee executes and delivers such instruments, in form and substance satisfactory to the Board, as the Board may deem necessary or desirable to effect such substitution and to confirm the agreement of the assignee to be bound by all of the terms and provisions of this Agreement; and (iv) if the Board so requires, the assignee reimburses the Company for any costs incurred by the Company in connection with such assignment and substitution. Upon the satisfaction of such requirements, such assignee shall be admitted as of such date as shall be provided for in any document evidencing such assignment as a substituted Member of the Company.

(f) The Company and the Board shall be entitled to treat the record Member of any Company Interest as the absolute Member thereof in all respects and shall incur no liability for distributions of cash or other property made in good faith to such Member until such time as a written assignment of such Company Interest that complies with the terms of this Agreement has been received by the Board.

ARTICLE X

REPRESENTATIONS AND WARRANTIES

Each Member hereby represents and warrants to the Company and all other Members that such Member:

(a) has sufficient financial resources to continue such Member’s investment in the Company for an indefinite period;

(b) has adequate means of providing for its current needs and contingencies and can afford a complete loss of its investment in the Company;

(c) intends to acquire and hold its Company Interest solely for its private investment and for its own account and with no view or intention to Transfer such Company Interest (or any portion thereof);

(d) has no contract, undertaking, agreement or arrangement with any Person to sell or otherwise Transfer to any Person, or to have any Person sell on behalf of such Member, its Company Interest (or any portion thereof), and such Member is not engaged in, and does not plan to engage within the foreseeable future in, any discussion with any Person relative to the sale or any Transfer of its Company Interest (or any portion thereof);

(e) is not aware of any occurrence, event or circumstance upon the happening of which such Member intends to attempt to Transfer its Company Interest (or any portion thereof), and such Member does not have any present intention of Transferring its Company Interest (or any portion thereof) after the lapse of any particular period of time;

(f) by making other investments of a similar nature and/or by reason of his/its business and financial experience or the business and financial experience of those Persons it has retained to advise such Member with respect to its investment in the Company, is a sophisticated investor who has the capacity to protect its own interest in investments of this nature and is capable of evaluating the merits and risks of this investment;

(g) has had all documents, records, books and due diligence materials pertaining to this investment made available to such Member and such Member’s accountants and advisors; such Member has also had an opportunity to ask questions of and receive answers from the Company concerning this investment; and such Member has all of the information deemed by such Member to be necessary or appropriate to evaluate the investment and the risks and merits thereof;

(h) has a close business association with the Company or certain of its Affiliates, thereby making the Member a well-informed investor for purposes of this investment; and

(i) is aware of the following:

(i) the Company is newly organized and has no financial or operating history and, further, the investment in the Company is speculative and involves a high degree of risk of loss by the Member of its entire investment, with no assurance of any income from such investment;

(ii) no federal or state agency has made any finding or determination as to the fairness of the investment, or any recommendation or endorsement, of such investment;

(iii) there are substantial restrictions on the Transferability of the Company Interest of such Member, there will be no public market for the Company Interest and, accordingly, it may not be possible for such Member readily to liquidate its investment in the Company in case of emergency;

(iv) an exemption from registration under the Securities Act or any applicable state securities laws under the Securities Act or any applicable state securities laws may not be available if the Company Interest is acquired by such Member with a view to resale or distribution thereof under any conditions or circumstances as would constitute a distribution of such Company Interest within the meaning and purview of the Securities Act or the applicable state securities laws; and

(v) any federal or state income tax benefits which may be available to such Member may be lost through changes to existing laws and regulations or in the interpretation of existing laws and regulations; and in making this investment such Member is relying, if at all, solely upon the advice of its own tax advisors with respect to the tax aspects of an investment in the Company.

Each Member agrees that (x) its Company Interest shall not be resold unless the provisions set forth in Article IX are complied with and (y) it has no right to require registration of its Company Interest under the Securities Act or applicable state securities laws, and, in view of the nature of the Company and its business, such registration is neither contemplated nor likely.

Each of the representations and warranties in this Article X made with respect to Company Interests are hereby also given by each Member with respect to such Member’s interests (whether acquired hereafter or at any other time) in PublicCo.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Notices. All notices, elections, demands or other communications required or permitted to be made or given pursuant to this Agreement shall be in writing and shall be considered as properly given or made on the date of actual delivery (so long as delivery is made on a business day) if given by (a) personal delivery; (b) United States mail; (c) expedited overnight delivery service with proof of delivery or (d) via facsimile with confirmation of delivery, addressed to the respective addressee(s). Any Member may change its address by giving notice in writing to the other Members of its new address.

Section 11.2 Amendment.

(a) In addition to the right of the Board to amend this Agreement as provided below, and except as otherwise provided below, any change, modification or amendment to this Agreement shall be effective if made by an instrument in writing that has been duly approved by the Board and Rice Energy.

(b) Notwithstanding Section 11.2(a) with respect to any change, modification or amendment to this Agreement that would (i) increase the liability or duties of any of the Members; (ii) change the contributions required of any of the Members; (iii) cause the Company to be taxed as a corporation or (iv) otherwise result in any disproportionate and material adverse tax consequences for any Member, such change, modification or amendment shall not be binding on such Member unless contained in a written instrument duly executed by such Member; provided, however, that this Section 11.2(b) shall not apply to the Board’s ability to amend this Agreement pursuant to Article III; provided further, that any amendment which is made to facilitate a merger or consolidation of the Company with any other entity, to convert the Company into another entity, or to cause the Company to participate in an exchange of interests or some type of business combination with any other entity, shall require the approval only of the Board and Rice Energy, if each of the material terms and provisions of such merger, consolidation, conversion, exchange or combination provides for equal and/or proportionate treatment of each of the Members holding a class or series of Company Interests relative to the other Members holding the same class or series of Company Interests.

(c) Notwithstanding anything herein to the contrary, the Board may change, modify or amend this Agreement in a written instrument to (i) change the name of the Company; (ii) admit new or substituted Members in accordance with the terms of Article IX; (iii) in a manner that does not adversely affect the Members in any disproportionate and material respect and (iv) ensure that the Company is not and will not be treated as an association taxable as a corporation for federal income tax purposes or to conform with changes in applicable tax law (provided, however, such changes do not have a material adverse effect on the Members); provided, however, that the Board notifies the Members of such change, modification or amendment.

(d) Notwithstanding anything herein to the contrary, prior to the third anniversary of the First Distribution Date, any change, amendment or modification to Sections 4.3 or 8.1 shall require the prior written consent of NGP.

Section 11.3 Partition. Each of the Members hereby irrevocably waives for the term of the Company any right that such Member may have to maintain any action for partition with respect to the Company property.

Section 11.4 Entire Agreement. This Agreement and the other documents contemplated hereby constitute the full and complete agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior contracts or agreements with respect to the subject matter hereof, whether oral or written, including the Original Agreement.

Section 11.5 Severability. Every provision in this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

Section 11.6 No Waiver. The failure of any Member to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not constitute a waiver of such Member’s right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

Section 11.7 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the internal laws of the State of Delaware, without regard to rules or principles of conflicts of law requiring the application of the law of another State.

Section 11.8 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Members and their respective heirs, legal representatives, successors and assigns; provided, however, that no Member may Transfer all or any part of its rights or Company Interest or any interest under this Agreement, except in accordance with Article IX. Nothing in this Agreement (express or implied) is intended to confer upon any Person other than the Members any rights or remedies of any nature whatsoever under or by reason of this Agreement; provided, however, that each Indemnitee is hereby granted third-party beneficiary status with respect to Section 5.5 and shall be entitled to enforce such obligations as if such Indemnitee were a party hereto; provided, further, that NGP is hereby granted third-party beneficiary status with respect to Section 11.2(d) and shall be entitled to enforce such obligations as if NGP were a party hereto.

Section 11.9 Arbitration. Any dispute arising out of or relating to this Agreement, the Transaction Documents or the Company, including claims sounding in contract, tort, statutory or otherwise (a “Dispute”), shall be settled exclusively and finally by arbitration in accordance with this Section 11.9.

(a) Rules and Procedures. Such arbitration shall be administered by JAMS/Endispute, Inc., a Delaware corporation and national dispute resolution company (“JAMS”), pursuant to (i) the JAMS Streamlined Arbitration Rules and Procedures, if the amount in controversy is $250,000 or less or (ii) the JAMS Comprehensive Arbitration Rules and Procedures, if the amount in controversy exceeds $250,000 (each, as applicable, the “Rules”). The making, validity, construction and interpretation of this Section 11.9, and all procedural aspects of the arbitration conducted pursuant hereto, shall be decided by the arbitrator(s). For purposes of this Section 11.9, “amount in controversy” means the stated amount of the claim, not including interest or attorneys’ fees, plus the stated amount of any counterclaim, not including interest or attorneys’ fees. If the claim or counterclaim seeks a form of relief other than damages, such as injunctive or declaratory relief, it shall be treated as if the amount in controversy exceeds $250,000, unless all parties to the Dispute otherwise agree.

(b) Discovery. Discovery shall be allowed only to the extent permitted by the Rules.

(c) Time and Place. All arbitration proceedings hereunder shall be conducted in Dallas, Texas or such other location as all parties to the Dispute may agree. Unless good cause is shown or all parties to the Dispute otherwise agree, the hearing on the merits shall be conducted within 180 days of the initiation of the arbitration, if the arbitration is being conducted under the Streamlined Arbitration Rules, or within 270 days of the initiation of the arbitration, if the arbitration is being conducted under the Comprehensive Arbitration Rules. However, it shall not be a basis to challenge the outcome or result of the arbitration proceeding that it was not conducted within the specified timeframe, nor shall the failure to conduct the hearing within the specified timeframe in any way waive the right to arbitration as provided for herein.

(d) Arbitrator(s).

(i) If the amount in controversy is $250,000 or less, the arbitration shall be before a single arbitrator selected by JAMS in accordance with the Rules.

(ii) If the amount in controversy is more than $250,000, the arbitration shall be before a panel of three arbitrators, selected in accordance with this paragraph. The party initiating the arbitration shall designate, with its initial filing, its choice of arbitrator. Within 30 days of the notice of initiation of the arbitration procedure, the opposing party to the Dispute shall select one arbitrator. If any party to the Dispute shall fail to select an arbitrator within the required time, JAMS shall appoint an arbitrator for that party. In the event that the Dispute involves three or more parties, JAMS shall determine the parties’ alignment pursuant to Rule 15 and each “side” shall have the right to appoint one arbitrator as provided above. The two arbitrators so selected shall select a third arbitrator, failing agreement on which, the third arbitrator shall be selected in accordance with JAMS Rule 15. Notwithstanding that each party may select an arbitrator, all arbitrators (whether selected by the parties, JAMS or otherwise) shall be independent and shall disclose any relationship that he or she may have with any party to the Dispute at the time of their respective appointment. All arbitrators shall be subject to challenge for cause under JAMS Rule 15. In the event that any party-selected arbitrator is struck for cause, JAMS shall appoint the replacement arbitrator.

(e) Waiver of Certain Damages. Notwithstanding any other provision in this Agreement to the contrary, the Company and the Members expressly agree that the arbitrators shall have absolutely no authority to award consequential, incidental, special, treble, exemplary or punitive damages of any type under any circumstances regardless of whether such damages may be available under Delaware law, or any other laws, or under the Federal Arbitration Act or the Rules, unless such damages are a part of a third-party claim for which a Member is entitled to indemnification hereunder.

(f) Limitations on Arbitrators. The arbitrators shall have authority to interpret and apply the terms and conditions of this Agreement and to order any remedy allowed by this Agreement, including specific performance of the Agreement, but may not change any term or condition of this Agreement, deprive any Member of a remedy expressly provided hereunder or provide any right or remedy that has been excluded hereunder.

(g) Form of Award. The arbitration award shall conform with the Rules, but also contain a certification by the arbitrators that, except as permitted by Section 11.9(e), the award does not include any consequential, incidental, special, treble, exemplary or punitive damages.

(h) Fees and Awards. The fees and expenses of the arbitrator(s) shall be borne equally by each side to the Dispute, but the decision of the arbitrator(s) may include such award of the arbitrators’ expenses and of other costs to the prevailing side as the arbitrators may determine. In addition, the prevailing party shall be entitled to an award of its attorneys’ fees and interest.

(i) Binding Nature. The decision and award shall be binding upon all of the parties to the Dispute and final and nonappealable to the maximum extent permitted by law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any party to the Dispute as a final judgment of such court.

Section 11.10 Spouses.

(a) As a condition to becoming or remaining a Member, each Member that is an individual and is or becomes married, shall cause his or her spouse to promptly execute an agreement in the form of Exhibit B.

(b) If any Company Interest is required by law to be Transferred to a spouse of a holder thereof pursuant to an order of a court of competent jurisdiction in a divorce proceeding (notwithstanding the provisions of Section 9.1), then such holder shall nevertheless retain all rights with respect to such interest and any interest of such spouse shall be subject to such rights of such holder. In addition, if it is determined that the holder will be required to pay any taxes attributable to such interest of the spouse in the Company, then any tax liability of such holder that is attributable to such spouse’s interest shall be taken into account, and shall reduce such spouse’s interest in the Company; in no event shall the Company be required to provide any financial, valuation or other information regarding the Company or any of its subsidiaries or Affiliates or any of their respective assets to the spouse or former spouse of such holder.

(c) Any Company Interests held by an individual who has failed to cause his or her spouse to execute an agreement in the form of Exhibit B and any Company Interests held by a Person who is an assignee shall be subject to the option of the Company to acquire all of such Person’s Company Interests for the fair market value thereof, determined as of the date the Company elects to acquire such Company Interests.

(d) In the event of a property settlement or separation agreement between a Member that is an individual and his or her spouse, such Member shall use his or her best efforts to assign to his or her spouse only the right to share in profits and losses, to receive distributions and to receive allocations of income, gain, loss, deduction or credit or similar item to which the Member was entitled, to the extent assigned.

(e) If a spouse or former spouse of a Member that is an individual acquires a Company Interest without prior approval of the Board, such spouse or former spouse hereby grants, as evidenced by Exhibit B, an irrevocable power of attorney (which shall be coupled with an interest) to the original Member who held such Company Interest, as the case may be, to vote or to give or withhold such approval as such original Member shall himself or herself vote or approve with respect to such matter and without the necessity of the taking of any action by any such spouse or former spouse. Such power of attorney shall not be affected by the subsequent disability or incapacity of the spouse or former spouse granting such power of attorney. Such spouse or former spouse agrees that the Company shall have the option at any time to purchase all of the Company Interests, if any, acquired by such spouse or former spouse at fair market value.

(f) This Section 11.10 shall apply mutatis mutandis to each Member, transferee or any of their respective Affiliates that is controlled by (or for the benefit of) any current or former Employee, which Employee is married or becomes married, and such Employee’s spouse.

Section 11.11 Counterparts. This Agreement may be executed in one or more counterparts (including by electronic means), each of which shall be an original and all of which shall constitute but one and the same document.

Section 11.12 Representation. Each Member hereby acknowledges that the Member has been advised that the Member should seek and has had the opportunity to seek independent legal counsel to review the Transaction Documents on the Member’s behalf and to obtain the advice of such legal counsel relating to such documentation.

*     *     *     *

[Signature Pages Attached]

IN WITNESS WHEREOF, the Members have executed this Agreement as of the day and year first above written.

RICE ENERGY FAMILY HOLDINGS, LP

By:	Rice Energy Management LLC, General Partner

By:
Name:
Title:

GINA BANAI

JENNA DIFRANCESCO

MATT FAHEY

JIDE FAMUAGUN

KRIS HANCOCK

RYAN KANTO

GLENN KING

MICHAEL LAUDERBAUGH

JOHN LAVELLE

GRAY LISENBY

DAVID MILLER

LIMITED LIABILITY COMPANY AGREEMENT

SIGNATURE PAGES

VARUN MISHRA

AILEEN RICE

DANIEL J. RICE IV

DEREK RICE

TOBY Z. RICE

ROBERT RIKEMAN

STEPHEN RIKEMAN

JAMIE ROGERS

ZACHARY WILLENS

ROB WINGO

TONYA WINKLER

LIMITED LIABILITY COMPANY AGREEMENT

SIGNATURE PAGES

EXHIBIT A

Name	Address	Carrying Value	Equity of the Company held as of the Effective Date
			Capital Interest	Tier I Units	Tier II Units	Tier III Units
Rice Energy Family Holdings, LP	[—]		Capital Interest	0	0	0
John Lavelle	[—]	0	0	4.95	5	5
Varun Mishra	[—]	0	0	9.90	10	10
Robert Rikeman	[—]	0	0	4.95	5	5
David Miller	[—]	0	0	0.99	1	1
Jamie Rogers	[—]	0	0	6.93	7	7
Ryan Kanto	[—]	0	0	4.95	5	5
Zachary Willens	[—]	0	0	9.90	10	10
Gina Banai	[—]	0	0	2.48	2.50	2.50
Stephen Rikeman	[—]	0	0	0.99	1	1
Michael Lauderbaugh	[—]	0	0	0.99	1	1
Glenn King	[—]	0	0	4.95	5	5
Toby Rice	[—]	0	0	3.96	4	4
Daniel J. Rice IV	[—]	0	0	6.93	7	7
Derek Rice	[—]	0	0	6.93	7	7
Aileen Rice	[—]	0	0	4.46	4.50	4.50
Tonya Winkler	[—]	0	0	2.48	2.50	2.50
Gray Lisenby	[—]	0	0	9.90	10	10
Jide Famuagun	[—]	0	0	4.95	5	5
Matt Fahey	[—]	0	0	2.48	2.50	2.50
Jenna Difrancesco	[—]	0	0	2.48	2.50	2.50
Kris Hancock	[—]	0	0	2.48	2.50	2.50
Rob Wingo	[—]	0	0	0	0	0

EXHIBIT B

Consent of Spouse

I, the undersigned spouse of                     , one of the Members of Rice Energy Holdings LLC (the “Company”) or a Person who controls a Member of the Company, hereby acknowledge that I have read the Amended and Restated Limited Liability Company Agreement, dated [                    ], 2014 (the “Agreement”) and that I understand its contents. I hereby consent to and approve of the provisions of the Agreement, as it may be amended, restated or supplemented from time to time in accordance with its terms, and agree that the Company Interests (as defined in the Agreement) held by my spouse and my interest in such Company Interests are subject to such provisions. I hereby agree, for the benefit of the Company (which is relying hereupon) that (i) my spouse’s interest in the Company is subject to the Agreement and the other agreements referred to therein and any interest I may have in the Company or its equity shall be irrevocably bound by the Agreement and the other agreements referred to therein and any community property interest of mine (if any) shall be similarly bound and (ii) I will take no action at any time to hinder the operations of the Company.

Dated:                     , 20

Name:

Address: